As filed with the Securities and Exchange Commission on January 17, 2013

Securities Act Registration No. 333-175832

Investment Company Registration No. 811-22591

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933    ☒

Pre-Effective Amendment No. 2

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 2

Apollo Tactical Income Fund Inc.

(Exact Name of Registrant as Specified in Charter)

9 West 57th Street

New York, New York 10019

(Address of Principal Executive Offices)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

John J. Suydam, Esq.

Joseph D. Glatt, Esq.

Apollo Tactical Income Fund Inc.

9 West 57th Street

New York, New York 10019

(212) 515-3200

(Name and Address of Agent for Service)

Copies to:

Barry P. Barbash, Esq. P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019	Leonard B. Mackey, Jr., Esq. Clifford R. Cone, Esq. Clifford Chance US LLP 31 West 52nd Street New York, NY 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.

☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933 and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, ($0.001 par value per share)	50,000 shares	$20.00	$1,000,000	$116.10

(1)	Estimated solely for purpose of calculating the registration fee.
(2)	This amount was previously paid with the initial filing.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Preliminary Prospectus dated January 17, 2013

PROSPECTUS

             Shares

Apollo Tactical Income Fund Inc.

Common Stock

$20.00 per Share

Apollo Tactical Income Fund Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objectives. The Fund’s primary investment objective is to seek current income with a secondary objective of preservation of capital. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated.

Investment Policies. The Fund will seek to achieve its investment objectives primarily by investing in a portfolio of senior loans, corporate bonds and other credit instruments of varying maturities. Under normal market conditions, at least 80% of the Fund’s Managed Assets (as defined in this prospectus) will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include senior loans, subordinated loans, corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations, collateralized loan obligations and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements.

Apollo Credit Management, LLC, the Fund’s investment adviser (the “Adviser”), will allocate the Fund’s assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. The Fund expects its investments to initially consist primarily of senior loans and high yield corporate bonds, but has provided the Adviser with the flexibility to invest in varying types of credit instruments based on its analysis of the credit markets.

The credit instruments in which the Fund may invest typically will be rated below investment grade. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities, “junk bonds” or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities an investment in the Fund may be considered speculative. See “Risks Factors—Principal Risks Relating to Fund Investments—Below Investment Grade Instruments Risk.”

Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities, as well as through the issuance of preferred stock or the use of derivative contracts, such as swaps. The Fund expects to initially incur leverage in an aggregate amount of approximately 33% of the Fund’s Managed Assets immediately after such borrowings and/or issuances of preferred stock. The use of leverage is a speculative technique that involves special risks associated with the leveraging of common stock. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Leverage” and “Risk Factors—Principal Risks Relating to Fund Operations—Leverage Risk.”

No Prior History. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance. Shares of closed-end management investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on an exchange or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares and/or (2) the net asset value of the Fund’s shares at the time of sale.

Listing. It is anticipated that the Fund’s common shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “AIF.”

Investing in the Fund’s common shares involves certain risks. See “Risk Factors” beginning on page 49 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.90	$
Estimated offering expenses	$0.04	$
Proceeds, after expenses, to the Fund(3)	$19.06	$

(notes on following page)

The underwriters expect to deliver the common shares to purchasers on or about                     , 2013.

Morgan Stanley	Citigroup

Deutsche Bank Securities	Oppenheimer & Co.	Stifel Nicolaus Weisel

Chardan Capital Markets, LLC	Henley & Company LLC	J.J.B. Hilliard, W.L. Lyons, LLC

J.P. Turner & Company, LLC	Ladenburg Thalmann & Co. Inc.	Maxim Group LLC

Pershing LLC	Wunderlich Securities

The date of this prospectus is                     , 2013.

(notes from previous page)

(1)	The underwriters named in this prospectus have an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such overallotment option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriters.”
(2)	The Adviser (and not the Fund) has agreed to pay, from its own assets, a structuring fee and syndication fee to Morgan Stanley & Co. LLC and a structuring fee to Citigroup Global Markets Inc. The Adviser (and not the Fund) may also pay certain qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connecting with the offering. Because these fees are paid by the Adviser, they are not reflected under sales load in the table above. The Fund’s investment adviser (and not the Fund) has also agreed to pay TS Capital, LLC and TSC Distributors, LLC certain fees in connection with the marketing, distribution and shareholder servicing of the Fund. See “Underwriters—Additional Compensation to Be Paid by the Adviser.”
(3)	The Adviser has agreed to pay all of the Fund’s organizational expenses. Offering expenses to be incurred by the Fund are estimated to be $600,000. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load) exceed $0.04 per share of common stock (0.20% of the offering price). If the Fund issues preferred shares and/or notes or other forms of indebtedness, the Fund’s common shareholders will also bear the expenses of such an offering. The total offering expenses for any offering of preferred shares and/or notes or other forms of indebtedness are estimated to be approximately $0.06 per share. See “Summary of Fund Expenses.”

(continued from previous page)

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s statement of additional information is found in this prospectus. Additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is available upon written or oral request and without charge. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. You may also email requests for these documents to publicinfo@sec.gov. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, please write to the Fund at 9 West 57th Street, New York, NY 10019 or call toll free at (888) 301-3838 or visit the Fund’s website at www.agmfunds.com. This reference to the website does not incorporate the contents of the website into this prospectus.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the Underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since the date of this prospectus.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” on page 49 of this prospectus and the other information included in this prospectus. The information below is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund	Apollo Tactical Income Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act” or the “Investment Company Act”) as a closed-end, non-diversified management investment company. Apollo Credit Management, LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Offering	The Fund is offering shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters (the “Underwriters”) led by Morgan Stanley & Co. LLC and Citigroup Global Markets Inc. which price includes a sales load of 4.5% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”). An investor buying common stock (often referred to as “shares” in this prospectus) during the Fund’s initial public offering generally must purchase at least 100 shares. See “The Offering.” The Underwriters have an option to purchase up to an additional shares of the Fund within 45 days of the date of this prospectus to cover any overallotments. See “Underwriters.”

Who May Wish to Invest	The Fund may be an appropriate investment for:

•	long-term investors seeking the potential for current income, with preservation of capital as a secondary objective;

•

fixed income investors seeking the potential for additional diversification through investment in a fixed income portfolio (initially consisting primarily of corporate bonds and senior loans) with a duration lower than that of the overall “junk bond” market;

•

investors who believe interest rates and inflation may rise in the future and want the benefits of a portfolio that can shift its allocation between fixed rate and floating rate credit investments over time; and

•	investors seeking access to the investment acumen of the Adviser and its affiliates.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

Investment Objectives	The Fund’s primary investment objective is to seek current income with a secondary objective of preservation of capital. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated. The Fund will seek to preserve capital to the extent consistent with its primary investment objective. The Fund’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics.

The Fund’s investment objectives may be changed on 60 days’ prior written notice to shareholders.

Investment Strategies	The Adviser will seek to achieve the Fund’s investment objectives primarily by allocating the Fund’s assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. The Fund expects its investments to initially consist primarily of senior, secured loans (“Senior Loans”) and high yield corporate bonds (“Corporate Bonds”). The Fund, however, has provided the Adviser with the flexibility to invest in varying types of credit instruments based on its analysis of the credit markets. This ability to dynamically allocate the Fund’s assets may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or Corporate Bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of the Fund’s Managed Assets (as defined in this prospectus, see “Agreements with the Adviser — Investment Advisory Agreement and Advisory Fee”) will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, Corporate Bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations, collateralized loan obligations and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund will not invest more than 10% of its Managed Assets in structured products.

The Fund expects to invest in Senior Loans, Corporate Bonds and other credit instruments that are rated below investment grade. Credit instruments rated below investment grade are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or BB+ or lower by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated are determined by the Adviser to be of comparable quality. The Fund will not invest more than 20% of its Managed Assets in credit instruments that are rated Caa or lower by Moody’s, or CCC or lower by S&P or Fitch. Unrated credit instruments will not be subject to this 20% limitation. Below investment grade securities, commonly referred to as “junk bonds,” “high yield” securities or “leveraged loans,” often are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal. Although many of the Fund’s investments may consist of securities rated below investment grade, the Fund reserves the right to invest in credit instruments of any credit quality, maturity and duration.

In addition to direct investments, the Fund may gain investment exposure to credit instruments through derivative instruments and by investing in other investment companies. The Fund may make investments in non-U.S. entities, including issuers in emerging markets, but expects to make any investments in foreign issuers primarily in U.S. dollar denominated securities. The Fund may also invest up to 25% of its Managed Assets in securities the Adviser considers to be illiquid.

In seeking to achieve the Fund’s investment objectives, the Adviser will actively construct and manage a portfolio of credit instruments and other investments utilizing the strategies discussed below. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market. Duration is a measure of how sensitive a bond or the Fund’s portfolio may be to changes in interest rates.

The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact an issuer’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of an issuer are evaluated but are not considered to be the sole or determinative factor for selection. The criteria used by the Adviser in credit selection may include an evaluation of whether an issuer’s debts are adequately collateralized or over-collateralized and whether it has sufficient earnings and cash flow to service its indebtedness on a timely basis. The Adviser expects to gain exposure to issuers across a broad range of industries and of varying characteristics and return profiles.

When identifying prospective investment opportunities, the Adviser currently intends to focus primarily on the following attributes:

•

Leading, defensible market positions. When identifying potential investment opportunities, the Adviser favors well-established companies with leading, defensible market positions and proven management teams, although the Fund may invest in companies of any market capitalization or number of years of operating history. The Adviser may also make investments in non-U.S. issuers (including emerging market issuers). The Adviser intends to invest in issuers that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek issuers that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors.

•

Investing in stable issuers with positive cash flow. The Adviser intends to invest in companies believed to be stable and well established with strong cash flows and profitability. The Adviser believes these attributes evidence issuers that may be well positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although the Fund is permitted to do so.

•	Proven management teams. The Adviser intends to focus on investments in which the issuer has an experienced management team with an established track record of success.

•

Private equity sponsorship. The Adviser may seek to cause the Fund to acquire securities (primarily credit instruments) issued by companies sponsored by what the Adviser believes to be high-quality private equity firms; however, the Adviser generally will not cause the Fund to invest in companies of which the Adviser or its affiliates is an “affiliated person” (for purposes of the Investment Company Act). The Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company generally is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk may have the ability, and a strong incentive, to contribute additional capital in difficult economic times should operational issues arise.

•

Investments in different companies and industries. The Adviser will seek to invest the Fund’s assets broadly among issuers and industries, thereby potentially reducing the risk that a downturn in any one company or industry will have a disproportionate effect on the value of the Fund’s portfolio. The Fund, however, is not required to diversify its investments in this manner and the Adviser may choose not to do so.

In managing the Fund’s portfolio, the Adviser will engage in regular and periodic monitoring of credit risk with a goal toward the early identification, and sale, of credit instruments and other investments with potential credit problems. This monitoring process may include reviewing (i) an issuer’s financial resources and operating history, (ii) a comparison of an issuer’s current operating results with the Adviser’s initial investment thesis for the investment and initial expectations for the performance of the obligation, (iii) an issuer’s sensitivity to economic conditions, (iv) the performance of an issuer’s management, (v) an issuer’s debt maturities and borrowing requirements, (vi) an issuer’s interest and asset coverage, and (vii) the relative value of an investment based on an issuer’s anticipated cash flow or where other comparable assets are trading in the market.

The Fund’s portfolio is expected to initially be comprised principally of the following types of investments:

Senior and Subordinated Loans. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. Companies may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund may also invest in subordinated loans. Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.

Corporate Bonds. An issuer of Corporate Bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place.

Below Investment Grade Credit Instruments. The credit instruments in which the Fund may invest typically will be rated below investment grade. Below investment grade instruments are regarded as having predominantly speculative characteristics and, while such obligations may not necessarily always have near-term vulnerability to default, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to make timely interest and principal payments. In addition, lower quality debt securities tend to be more sensitive to general economic conditions.

Derivatives. The Fund may use instruments referred to as derivative securities to gain investment exposure to credit instruments. Derivatives are financial instruments the value of which is derived from another security, commodity (such as gold or oil), currency or interest rate or index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund may, but is not required to, use derivatives for hedging purposes or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risk of loss of that derivative, which frequently is greater than the derivative’s cost. The use of derivatives may involve substantial leverage.

Under normal market conditions, the use of derivatives by the Fund for investment or speculative purposes will not exceed 25% of the Fund’s Managed Assets. The Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of the applicable derivative is one or more of the types of credit instruments described in this prospectus or a related index or interest rate. The market value of a derivative instrument will be used to calculate the Fund’s compliance with these policies. The Fund may also use derivatives as a form of borrowing to leverage the Fund’s portfolio (i.e., economic leverage). Using derivatives as a form of borrowing will not be subject to the Fund’s policy to limit its use of derivatives (to 25% of its Managed Assets) for investment purposes.

Foreign Instruments. Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in credit instruments issued by foreign issuers, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most non-U.S. securities markets than in the United States and, at times, greater price volatility than in the United States.

Other Investment Companies. The Fund may invest in securities of other investment companies, including ETFs, to the extent that these investments are consistent with the Fund’s investment objectives,

strategies and policies and permissible under the Investment Company Act or any applicable exemption therefrom. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law.

Illiquid and Restricted Securities. The Fund may invest up to 25% of its Managed Assets in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Other Investment Types. The Fund may also invest in collateralized loan obligations, distressed securities and defaulted securities. The Fund may engage in repurchase agreements with various financial institutions and may generate leverage by entering into reverse repurchase agreements. In addition, from time to time, the Fund may invest in or hold common stock and other equity securities incident to the purchase or ownership of a Senior Loan or Corporate Bond or in connection with a reorganization of a borrower.

The Fund’s secondary investment objective is to seek preservation of capital. The Fund will seek to preserve capital to the extent consistent with its primary investment objective. The ability of the Fund to achieve capital preservation may be limited due to the Fund’s investment policy of investing primarily in Senior Loans, Corporate Bonds and other credit instruments that are rated below investment grade and investments with similar economic characteristics, which may be speculative. The Adviser seeks to achieve preservation of capital through a disciplined approach to its credit investment selection process and its evaluation of issuers. The Adviser also expects to gain exposure to companies across a broad range of industries and of varying characteristics and return profiles, as well as active management of such investments in light of current economic developments and trends. The Fund is classified as “non-diversified” under the Investment Company Act and its investment portfolio may be more heavily invested in a smaller number of companies than the portfolios of other issuers including diversified investment companies.

For a more complete discussion of the Fund’s investment strategies and the types of securities and other financial instruments in which it may invest, see “The Fund’s Investments.”

Leverage	The Fund currently anticipates utilizing leverage. The Fund may engage in leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund expects to initially incur leverage in an aggregate amount of approximately 33% of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares). The Fund may issue preferred shares and/or notes or other forms of indebtedness, and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The issuance of preferred shares or notes, or the use of borrowings or derivatives to create leverage can increase risks, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). To the extent the Fund enters into a swap contract or other derivative to create leverage, it will be subject to the risk that the counterparty to the contract defaults on its obligation to the Fund (and the other risks of engaging in derivative transactions described in this prospectus) in addition to the substantial risks associated with leverage created by the transaction. Changes in the value of the Fund’s portfolio, including the value of securities bought with the proceeds of leverage, will be borne entirely by common shareholders. All costs and expenses related to any form of leverage used by the Fund also will be borne entirely by common shareholders.

During periods when the Fund is using leverage, if any, the fees paid to the Adviser for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. In such case, the Adviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser are borne exclusively by common shareholders. It is expected that preferred shareholders, noteholders and any lenders to the Fund will not bear any expenses of the Fund. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may negotiate with one or more commercial banks to arrange a fixed or floating rate credit facility (the “Credit Facility”) pursuant to which the Fund would be entitled to borrow funds in accordance with the terms of the Credit Facility. Any such borrowings, as well as the issuance of notes or other forms of indebtedness, would constitute financial leverage and would be subject to the asset coverage requirements imposed by the Investment Company Act with respect to the amount of the borrowings and may subject the Fund to limits on its ability to declare dividends and distributions or repurchase its capital stock. The Fund may choose not to enter into a Credit Facility.

The Fund may, but is not required to, take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s use of leverage, if any, begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative effect of leverage on common shareholders, the Fund may engage in hedging transactions to attempt to mitigate interest rate risk. If the Fund obtains leverage through a Credit Facility, for example, it may elect to enter into a swap or other derivative transaction with the objective of gaining the economic effect of obtaining its leverage on a floating rate basis, and vice versa. Other than as it may be limited by the Investment Company Act or other applicable law, the Fund has no policy limitation on its use of derivative instruments for hedging purposes or the creation of leverage as a form of borrowing. Accordingly, the Fund will not seek to cover its obligations under derivative instruments used for such borrowing purposes by segregating assets equal to its obligations under such a derivative contract. In addition, the Fund may shorten the average maturity of its investment portfolio (by, among other things, investing in short-term securities), may reduce its indebtedness or unwind other leveraged transactions. The Fund also may attempt to reduce the utilization of leverage by redeeming or otherwise purchasing outstanding preferred shares, if any, or prepaying debt or other borrowings. The types of leverage that the Fund utilizes will vary depending on market conditions. See “Leverage.” The Fund is not required to hedge the risks associated with the use of leverage and any attempt to do so may not be successful. See “Risk Factors — Principal Risks Relating to Fund Operations — Leverage Risk.”

Risk Factors	General. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of credit instruments, securities, derivatives and other assets owned by the Fund, and the value of these assets may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of shareholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund’s risks.

Below Investment Grade Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities, “junk bonds” or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Credit instruments rated below investment grade generally offer a higher current yield than that available from higher rated securities, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund to the extent that the issuers of these instruments default on the instruments, and the federal income tax consequences to the Fund as a holder of such instruments may not be clear.

Fixed Income Instrument Risk. In addition to the other risks described herein, fixed income credit instruments, including high yield securities, are also subject to certain risks, including:

•

Issuer Risk. The value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

•

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.

•

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

•

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common stock or its overall return.

•

Spread Risk. Wider credit spreads and decreasing market values typically reflect a deterioration of a fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. In addition to spreads widening due to greater credit risk with respect to a particular security, spread widening may also occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, market-specific credit concerns or general reductions in risk tolerance.

•

Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to common shareholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased and may result in losses to the Fund.

Risk of Net Asset Value Erosion. Under current market conditions, the Fund expects that it will buy fixed income securities at a premium to their face value. A security may trade at a premium because its coupon (interest rate) is above the market rate for similar securities. The Fund expects to pay out a substantial portion of such a security’s coupon in the Fund’s dividends and, over time, the net asset value of the Fund will decline because the premium value of the security will decline as it approaches maturity (at maturity the market price of a security should equal its face value). Thus, the Fund will enjoy a higher payout than with a market rate bond over the life of the security, but that higher payout will be offset by a decline in the market value of the security as the security approaches maturity. Similarly, the Fund will be subject to such net asset value erosion if the Fund invests in a fixed income security and the issuer redeems the security before maturity (a “call”) at a price below its current market price. This call risk is especially prevalent in low and declining interest rate environments. Under current market conditions, the Fund expects issuers to call securities, therefore leading to net asset value erosion. This net asset value erosion could reduce the total return to common shareholders.

The Fund can make an election for U.S. federal income tax purposes to amortize the premium over a security’s remaining term, with the amortization amounts reducing the amount of taxable interest income allocated to shareholders for U.S. federal income tax purposes. In the absence of an election to amortize premium on purchased securities, the security’s entire coupon will be taxable to the Fund as interest income and will not be treated as a return of capital.

Senior Loans Risk. Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Any specific collateral used to secure a Senior Loan, however, may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade instruments.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Securities Exchange Act of 1934, as amended. As a result, the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. See “Risk Factors — Principal Risks Relating to Fund Investments — Senior Loans Risk.”

Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Non-U.S. Securities Risk. The Fund may invest in securities of non-U.S. issuers. These investments involve certain risks not prevalent in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore the prices of non-U.S. securities may be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Because non-U.S. securities may trade on days when the Fund’s common shares are not traded on an exchange, the market value or net asset value of the Fund’s shares can change at times when the Fund’s common shares cannot be sold. Investments in so-called “emerging markets” (or lesser developed countries) are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. See “Risk Factors — Principal Risks Relating to Fund Investments — Non-U.S. Securities Risk.”

Other Investment Company Risk. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would also remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. The Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The investment companies that the Fund invests in may also use leverage, which would cause the Fund’s investment in such investment companies to be subject to greater risk and volatility.

Liquidity Risk. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some credit instruments are not readily marketable and may be subject to restrictions on resale. These instruments generally are not listed on any national securities exchange and no active trading market may exist for the credit instruments in which the Fund may invest. When a secondary market exists, if at all, the market for some credit instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Distressed and Defaulted Securities Risk. The Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund (“Distressed Securities”). Investment in these Distressed Securities is speculative and involves significant risks. See “Risk Factors—Principal Risks Relating to Fund Investments—Distressed and Defaulted Securities Risk.”

Structured Products Risk. Investments in structured products involve risks, including credit risk and market risk. When the Fund’s investments in structured products (such as collateralized debt obligations, collateralized loan obligations and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product. See “Risk Factors—Principal Risks Relating to Fund Investments—Structured Products Risk.”

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

General Risks Associated with Derivatives. The use of derivatives may subject the Fund to various risks, including, but not limited to, the following:

•

Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or become subject to regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may be substantially increased. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions because a clearing organization generally becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

•	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a derivative.

•

Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•

Liquidity Risk. The risk that certain open derivative positions may be difficult or impossible to unwind at the time or at the price that the owner believes advantageous. Although both over-the-counter and exchange-traded derivatives markets may experience a lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments.

•

Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

•

Index or Issuer Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. To the extent the Fund is the seller of a credit default swap or similar derivative, the Fund will be subject to the risk that the reference issuer will be unable to honor its financial obligations. An issuer’s actual or perceived financial hardship, deteriorating credit conditions, or loss of capital will increase the Fund’s risks where it is a seller of a credit default swap. See “Risk Factors — Principal Risks Relating to Fund Investments — Derivatives Risk.”

Credit Default Swap Risk. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference asset has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference asset described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The value of a credit default swap may be highly volatile, whether or not a credit event occurs. These changes in value, which may be significant, may materially affect the Fund’s net asset value and the market price for the Fund’s common shares.

New Adviser Risk. The Adviser has a limited operating history on which an investor may evaluate its performance.

Leverage Risk. The Fund intends to utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented.

Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent the Fund enters into a swap contract or other derivative to create leverage, it will be subject to the risk that the counterparty to the contract defaults on its obligations to the Fund (and the other risks of engaging in derivative transactions described in this prospectus) in addition to the substantial risks associated with the leverage created by the transaction.

To the extent the Fund invests in credit instruments with LIBOR floors, the Fund may lose some of the benefits of incurring leverage. Specifically, if the Fund issues preferred stock or debt (or otherwise borrows money) with floating dividend or interest rates, its costs of leverage will increase as rates increase. However, the Fund may not benefit from higher coupon payments resulting from increased interest rates if its investments contain LIBOR floors and rates do not rise to levels above the LIBOR floors. In this situation, the Fund will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by the Fund.

If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses (which will be borne entirely by common shareholders) and may reduce the Fund’s return. If the Fund uses a total return swap or other derivative to achieve leverage, the Fund is expected to be required to pay its counterparty a fixed rate of return during the term of the swap (or other derivative) contract. These dividend payments or interest expenses, or payments to counterparties, may be greater than the Fund’s return on the underlying investments or the return paid by the counterparty under a derivative contract. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may gain leverage through a fixed or floating rate Credit Facility. The interest rate associated with a Credit Facility may not comport to the interest rate of the instruments held in the Fund’s portfolio. Differences in the income the Fund receives, if any, from its investments and the rate of interest the Fund pays to obtain leverage may reduce the income available for distribution by the Fund or result in losses if the interest the Fund pays exceeds any income it receives. The Fund may engage in hedging transactions to attempt to mitigate interest rate risk, including through the use of derivatives such as interest rate swaps. The Adviser, however, may not be successful in hedging interest rate exposure and may not be able to enter into hedging transactions on the terms it desires or at all. Additionally, the markets may move in a manner not anticipated by the Adviser, causing losses, and the cost of a derivative transaction may reduce the benefit of the hedge. The Fund is not required to hedge its leveraging transactions and may choose not to do so.

The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the Fund’s common shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over the common shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would be entitled to elect two directors of the Fund, and would vote separately as a class on certain matters, which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common shareholders. In addition, if the Fund elects to issue preferred stock and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders or to repurchase its stock may be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the Fund’s lenders.

The Fund will pay (and common shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness (including derivatives) issued by the Fund, including higher advisory fees. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the common shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the Fund’s common shareholders and result in a reduction of the net asset value of the common shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of common shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness (including derivatives) that the Fund has issued will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•

when the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•	leverage may increase expenses (which will be borne entirely by common shareholders), which may reduce total return.
If the Fund issues preferred stock and/or notes or other forms of indebtedness, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred shares and/or notes or short-term debt securities issued by the Fund, or may be subject to loan covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objectives.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Key Personnel. The Adviser depends on the diligence, skill and network of business contacts of its senior management. For a description of the senior management team, see “The Team.” The Adviser will also depend, to a significant extent, on its access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates in the course of their investment and portfolio management activities. The senior management of the Adviser will, among other things, evaluate, negotiate, structure and monitor Fund investments. The Fund’s future success will depend on the continued service of the senior management team of the Adviser. The departure of any of the senior managers of the Adviser, or of a significant number of the investment professionals or partners of the Adviser’s affiliates, could have a material adverse effect on the Fund’s ability to achieve its investment objectives. In addition, there is no assurance that the Adviser will remain the Fund’s investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates. See “Risk Factors—Principal Risks Relating to Fund Operations—Key Personnel.”

Potential Conflicts of Interest Risk-Allocation of Personnel. The Fund’s executive officers and directors, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of investment funds or accounts managed by the Adviser or its affiliates. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Additionally, certain personnel of the Adviser and its management may face conflicts in their time management and commitments.

Potential Conflicts of Interest Risk-Allocation of Investment Opportunities. The Adviser and its affiliates (“Apollo”) have adopted allocation policies and procedures that are intended to ensure that each fund or account managed by Apollo, including Apollo Senior Floating Rate Fund Inc. and the Fund (“Apollo-advised funds”), is treated in a manner that, over time, is fair and equitable. These allocation procedures have been developed taking into account the facts that (i) the Apollo-advised funds tend to have broad investment mandates, but each Apollo-advised fund has one or more discrete investment mandates, and (ii) the Apollo-advised funds may have overlapping investment mandates or objectives. In operating under these procedures, generally an investment opportunity will be deemed to belong to an Apollo-advised fund and will be allocated to such Apollo-advised fund in fulfillment of its requested order size if such investment opportunity reasonably falls within such Apollo-advised fund’s mandate (as determined in accordance with Apollo’s allocation policies and procedures). If an investment opportunity falls within the mandate of two or more Apollo-advised funds and it is not possible to satisfy in full the investment interest of all such Apollo-advised funds, such investment opportunity will be generally allocated pro rata based on order size; provided that if a single group of Apollo investment professionals manages two or more Apollo-advised funds for which the investment opportunity falls within such Apollo-advised funds’ mandates, then the investment opportunity shall instead be generally allocated pro rata based primarily on available capital and net asset value for each particular Apollo-advised fund, as well as a number of other factors set forth in Apollo’s allocation policies and procedures. As a result, in situations where a security is appropriate for the Fund but is limited in availability, the Fund may receive a lower allocation than may be desired by its portfolio managers or no allocation in view of the foregoing considerations. Apollo-advised funds’ orders with respect to an investment opportunity may be allocated on a basis other than pro rata to the extent it is done in good faith and does not, or is not reasonably expected to, in view of the relevant Apollo investment adviser, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund. The Apollo investment advisers from time to time may also consider the use of a rotational allocation system and the avoidance of de minimis allocations in determining the appropriate allocation.

In the event investment opportunities are allocated among the Fund and the other Apollo-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although Apollo endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that the other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. From time to time, the Fund and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds. See “Risk Factors—Principal Risks Relating to Fund Operations—Potential Conflicts of Interest Risk—Allocation of Investment Opportunities.”

Potential Conflicts of Interest Risk-Lack of Information Barriers. There are no information barriers among the Adviser and certain of its affiliates. If the Adviser or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Fund may be prevented from investing or liquidating an investment in such company. This risk may affect the Fund more than it does other investment vehicles, as the Adviser generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. The Adviser’s decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, the Adviser could in the future decide to establish information barriers, particularly as its business expands and diversifies. See “Conflicts of Interest” and “The Team” for an additional discussion of the types of conflicts of interest to which the operations of the Fund may be subject.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and thus intends to satisfy the diversification requirements of Subchapter M. To satisfy the Subchapter M diversification requirements, the Fund must satisfy the following two conditions at the end of each quarter of each taxable year: (i) at least 50% of the value of the Fund’s assets must be invested in cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities from any single issuer whose value is not greater than 5% of the value of the Fund’s assets and are not greater than 10% of such issuer’s outstanding voting securities, and (ii) no more than 25% of the value of the Fund’s assets may be invested in (a) the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), (b) the securities of two or more issuers of which the Fund owns 20% or more of each issuer’s voting stock and are engaged in the same or similar trades or businesses as the Fund, or (c) the securities of one or more qualified publicly traded partnerships, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and certain other securities.

Risks Associated with Fund Distribution Policy. The Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. Under certain circumstances, the Fund may pay a distribution that may result in a return of capital, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board of Directors.

If the Fund elects to issue preferred stock and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the Fund’s lenders.

No Operating History. The Fund is a recently formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. The Fund’s shares have no history of public trading.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund nor can the Fund assure you that the Adviser will be able to find enough appropriate investments that meet the Fund’s investment criteria. Fund investments may be highly speculative and aggressive. Therefore, an investment in Fund securities may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The

Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the initial public offering as a result of the payment of offering costs. As with any security, complete loss of investment is possible.

Anti-Takeover Provisions. The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund’s charter classifies the Fund’s Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares. The Board of Directors may, without any action by the Fund’s shareholders, amend the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue.

Listing of Shares	It is anticipated that the Fund’s common shares will be approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the ticker symbol “AIF” and will be required to meet the NYSE’s listing requirements. See “Listing of Shares.”

Board of Directors

The Board of Directors is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. Upon completion of this offering, the directors of the Fund (the “Directors”) will be divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, and for the remainder of the full term of the class of Directors in which the vacancy occurred, except to the extent that the Investment Company Act requires the election of directors by shareholders. See “Management of the Fund—Board of Directors.”

Investment Adviser	Apollo Credit Management, LLC serves as the Fund’s investment adviser. The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to an investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”). The Adviser has a limited operating history. The Adviser had approximately $446 million in assets under management as of September 30, 2012. For its services, the Fund pays the Adviser a monthly fee at the annual rate of 1% of the average daily value of the Fund’s Managed Assets.

During periods when the Fund is using leverage, if any, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

The Fund and the Adviser have also entered into an Administrative Services and Expense Reimbursement Agreement pursuant to which the Adviser will provide certain administrative services, personnel and facilities to the Fund and perform operational services necessary for the operation of the Fund not otherwise provided by other Fund service providers. Pursuant to this agreement, the Fund will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Fund.

The Adviser may elect from time to time, in its sole discretion, to waive its right to reimbursement or its receipt of the advisory fee. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees or rights to reimbursement, may elect not to do so, or may decide to waive its compensation periodically. See “Agreements with the Adviser.”

Distributions

Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common shareholders. The Fund expects to declare the initial monthly dividend on the Fund’s common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and default rates, the amount of leverage utilized by the Fund, if any, and any use of hedging activities by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. Under certain circumstances, the Fund may pay one or more distributions that may result in a return of capital to shareholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Board of Directors may elect to change the Fund’s distribution policy at any time.

The Fund has adopted a dividend reinvestment plan that allows for reinvestment of dividend distributions on behalf of shareholders. As a result, if the Board of Directors authorizes, and the Fund declares, a cash dividend, then shareholders who have “opted in” to the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of common stock, rather than receiving the cash dividends. See “Distributions.”

Administrative, Custodian and Transfer Agent Services

BNY Mellon Investment Servicing (US) Inc., located at 301 Bellevue Parkway, Wilmington, DE 19809, serves as administrator to the Fund. Under the Administration and Accounting Services Agreement, BNY Mellon Investment Servicing (US) Inc. provides certain administrative services necessary for the operation of the Fund, including maintaining certain Fund books and records, providing accounting services and preparing regulatory filings. BNY Mellon, Investment Servicing (US) Inc. will receive an estimated monthly fee of approximately $20,000 for the provision of administrative services; however, this fee could vary depending on, among other things, the total amount of assets of the Fund, the amount and type of leverage used by the Fund and the types of transactions in which the Fund engages.

The Bank of New York Mellon, located at One Wall Street, New York, NY 10286, serves as the Fund’s custodian pursuant to a Custody Agreement. BNY Mellon Investment Servicing (US) Inc., located at 301 Bellevue Parkway, Wilmington, DE 19809, will serve as the Fund’s transfer agent and dividend paying agent with respect to the common shares. See “Administrative, Custodian and Transfer Agent Services.”

Independent Registered Public Accounting Firm	The Fund has selected Deloitte & Touche LLP as its independent registered public accounting firm. See “Independent Registered Public Accounting Firm.”

Tax Considerations	The Fund intends to elect to be treated as a regulated investment company (a “RIC”) and to continue to qualify as such each year, for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and realized gains, if any, to its shareholders at least annually. If the Fund elects not to make these distributions for any reason, the Fund may be subject to, and will pay, an excise tax under the Code. Distributions of net investment income and net short-term capital gains generally will be taxable to the shareholders as ordinary income. The Fund’s distributions also may include other amounts that are taxable to shareholders as long-term capital gains. A portion of the Fund’s distributions may be nontaxable returns of capital, which would reduce a shareholder’s tax basis in his or her shares (and, to the extent in excess of such basis, would generally be long-term or short-term capital gains to the shareholders, depending on the shareholder’s holding period for such shares). The Fund will provide shareholders with a notice indicating the estimated character of the distributions from the Fund. Please refer to the “Tax Matters” section of this prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund, including the potential U.S. federal income tax effects of any distributions by the Fund. Consult your own tax advisor on any potential state income tax effects of an investment in the Fund. See “Tax Matters.”

SUMMARY OF FUND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of the Fund’s common stock will bear directly or indirectly. Shareholders should understand that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s annual operations and assume that the Fund issues approximately 15,000,000 common shares. The following table also assumes the Fund issues preferred shares and/or notes or other forms of indebtedness with an aggregate liquidation value and/or principal amount in an amount approximately equal to 33% of the Fund’s Managed Assets (after the leverage is incurred) and shows Fund expenses as a percentage of net assets attributable to common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of common share offering price)	4.5	%(1)
Offering Expenses borne by the Fund (as a percentage of common share offering price)	0.20	%(2)
Dividend Reinvestment Plan Fees	None(3)
Preferred Shares and/or Notes Offering Expenses borne by the Fund (as a percentage of common share offering price) . . . . . . . .. . . . . . . . .	0.32	%(4)

	Percentage of Net Assets Attributable to Common Shares(5)
Annual Expenses
Advisory Fees	1.49	%(6)
Dividends on Preferred Shares and/or Interest Payments on Borrowed Funds	0.77%
Other Expenses	0.65	%(7)

Total Annual Expenses	2.91%

(1)	For a description of the sales load and of other compensation paid to the Underwriters by the Fund and the Adviser, see “Underwriters.”
(2)	The Adviser has agreed to pay all of the Fund’s organizational expenses and the amount by which the Fund’s offering costs (other than the sales load) exceed $0.04 per share of common stock (0.20% of the offering price). See “Underwriters.” Based on an estimated asset size of 15,000,000 shares of common stock ($300,000,000), offering costs are estimated at approximately $1,639,715, of which the Adviser will pay approximately $1,039,715 and the Fund will pay approximately $600,000. However, if the Fund issues more than the assumed 15,000,000 shares of common stock, or if the Fund’s offering expenses are less than currently estimated, the amount of the Fund’s offering costs paid by the Adviser is expected to decrease or may be zero. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s shareholders will result in a reduction of capital of the Fund attributable to the Fund’s common shares.
(3)	You will be charged a fee if you direct the plan administrator to sell your shares held in a dividend reinvestment account.
(4)	If the Fund offers and/or issues preferred shares and/or notes, costs of the offering are estimated to be approximately 0.68% of the total offering price of the preferred shares and/or notes, all of which will be borne immediately by the Fund’s common shareholders and result in a reduction of the net asset value of the common shares. Based on an offering of 15,000,000 common shares and further assuming an offering and/or issuance of preferred shares and/or notes with an aggregate liquidation value and/or principal amount of $140,816,418, the total offering costs of preferred shares and/or notes are estimated to be $952,041 or $0.06 per share (0.32% of the common share offering price).
(5)	For purposes of this table, we have assumed that the Fund has issued preferred shares and/or notes with an aggregate liquidation value or principal amount of 33% of its Managed Assets (after the issuance of preferred shares and/or notes).
(6)

The Adviser will receive a monthly fee at the annual rate of 1% of the average daily value of the Fund’s Managed Assets. For the purposes of this table, it is assumed that the Fund has issued preferred shares and/or notes or other indebtedness with an aggregate liquidation value or principal amount of approximately 33% of its Managed Assets (after the leverage is incurred). The Adviser may elect from time to time, in its sole discretion, to waive its right to reimbursement or its receipt of the advisory fee. If the Adviser elects to waive its compensation, such action may have a positive affect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees or rights to reimbursement, may elect not to do so, or may decide to waive its compensation periodically.
(7)	Other Expenses have been estimated based on estimated asset levels and expenses expected to be borne by the Fund for the Fund’s first year of operations. These amounts include estimated payments of approximately $366,897 by the Fund to the Adviser under an Administrative Services and Expense Reimbursement Agreement between the Fund and the Adviser. See “Agreements with the Adviser.”

Example

While the example below assumes, as required by the SEC, a 5% annual return, the Fund’s performance will vary and may result in a return greater or less than 5%. An investor would pay the following expenses (including the sales load of $45, estimated offering expenses of this offering of $2 on a $1,000 investment and estimated offering expenses related to the issuance of preferred shares and/or notes or other forms of indebtedness of $3.17) assuming total annual expenses of 2.91% and a 5% annual return throughout the periods.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$78	$135	$194	$354

This Example and the expenses in the table above should not be considered a representation of future Fund expenses; actual expenses may be greater or less than those shown. The example assumes reinvestment of all dividends and distributions at net asset value.

THE FUND

Apollo Tactical Income Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland on July 25, 2011, and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act” or the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund expects to commence its investment operations on or after February 28, 2013, depending on market conditions. The Fund’s principal office, including its office for service of process, is located at 9 West 57th Street, New York, New York 10019. Apollo Credit Management, LLC (the “Adviser”) serves as the investment adviser to the Fund. The Adviser has claimed an exclusion from the term “commodity pool operator” (“CPO”) with respect to the Fund in accordance with Commodity Futures Trading Commission (“CFTC”) Regulations, and, as a result, the Adviser is not subject to registration as a CPO under the Commodity Exchange Act (the “CEA”) with respect to the Fund.

THE OFFERING

The Fund is offering              shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters (the “Underwriters”) led by Morgan Stanley & Co. LLC and Citigroup Global Markets Inc. which price includes a sales load of 4.5% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”). An investor buying common stock (often referred to as “shares” in this prospectus) during the Fund’s initial public offering generally must purchase at least 100 shares. The Underwriters have an option to purchase up to an additional              shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

WHO MAY WISH TO INVEST

The Fund may be an appropriate investment for:

•	long-term investors seeking the potential for current income, with preservation of capital as a secondary objective;

•

fixed income investors seeking the potential for additional diversification through investment in a fixed income portfolio (initially consisting primarily of corporate bonds and senior loans) with a duration lower than that of the overall “junk bond” market;

•

investors who believe interest rates and inflation may rise in the future and want the benefits of a portfolio that can shift its allocation between fixed rate and floating rate credit investments over time; and

•	investors seeking access to the investment acumen of the Adviser and its affiliates.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

USE OF PROCEEDS

The net proceeds of this offering of common shares will be approximately $             ($             if the Underwriters exercise the overallotment option in full) after payment of organizational costs and offering expenses. The Fund will pay all of its offering expenses up to $0.04 per common share and the Adviser has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering expenses (other than the sales load) in excess of $0.04 per share. In general, the Fund intends to use the net proceeds of this offering to pursue its investment objectives and for other general corporate purposes, which may include the payment of Fund expenses. The Fund will invest the net proceeds of this offering in accordance with the Fund’s investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of this offering in securities that meet the Fund’s investment objectives and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to shareholders.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to seek current income with a secondary objective of preservation of capital. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated. The Fund will seek to preserve capital to the extent consistent with its primary investment objective. The Fund’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics.

The Fund’s investment objectives may be changed on 60 days’ prior written notice to shareholders.

Investment Strategies

The Adviser will seek to achieve the Fund’s investment objectives primarily by allocating the Fund’s assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. The Fund expects its investments to initially consist primarily of senior, secured loans (“Senior Loans”) and high yield corporate bonds (“Corporate Bonds”). The Fund, however, has provided the Adviser with the flexibility to invest in varying types of credit instruments based on its analysis of the credit markets. This ability to dynamically allocate the Fund’s assets may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or Corporate Bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of the Fund’s Managed Assets (as defined in this prospectus, see “Agreements with the Adviser — Investment Advisory Agreement and Advisory Fee”) will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, Corporate Bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations, collateralized loan obligations and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund will not invest more than 10% of its Managed Assets in structured products.

The Fund expects to invest in Senior Loans, Corporate Bonds and other credit instruments that are rated below investment grade. Credit instruments rated below investment grade are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or BB+ or lower by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated are determined by the Adviser to be of comparable quality. The Fund will not invest more than 20% of its Managed Assets in credit instruments that are rated Caa or lower by Moody’s, or CCC or lower by S&P or Fitch. Unrated credit instruments will not be subject to this 20% limitation. Below investment grade securities, commonly referred to as “junk bonds,” “high yield” securities or “leveraged loans,” often are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal. Although many of the Fund’s investments may consist of securities rated below investment grade, the Fund reserves the right to invest in credit instruments of any credit quality, maturity and duration.

In addition to direct investments, the Fund may gain investment exposure to credit instruments through derivative instruments and by investing in other investment companies. The Fund may make investments in non-

U.S. entities, including issuers in emerging markets, but expects to make any investments in foreign issuers primarily in U.S. dollar denominated securities. The Fund may also invest up to 25% of its Managed Assets in securities the Adviser considers to be illiquid.

In seeking to achieve the Fund’s investment objectives, the Adviser will actively construct and manage a portfolio of credit instruments and other investments utilizing the strategies discussed below. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market. Duration is a measure of how sensitive a bond or the Fund’s portfolio may be to changes in interest rates.

The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact an issuer’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of an issuer are evaluated but are not considered to be the sole or determinative factor for selection. The criteria used by the Adviser in credit selection may include an evaluation of whether an issuer’s debts are adequately collateralized or over-collateralized and whether it has sufficient earnings and cash flow to service its indebtedness on a timely basis. The Adviser expects to gain exposure to issuers across a broad range of industries and of varying characteristics and return profiles.

When identifying prospective investment opportunities, the Adviser currently intends to focus primarily on the following attributes:

•

Leading, defensible market positions. When identifying potential investment opportunities, the Adviser favors well-established companies with leading, defensible market positions and proven management teams, although the Fund may invest in companies of any market capitalization or number of years of operating history. The Adviser may also make investments in non-U.S. issuers (including emerging market issuers). The Adviser intends to invest in issuers that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek issuers that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors.

•

Investing in stable issuers with positive cash flow. The Adviser intends to invest in companies believed to be stable and well established with strong cash flows and profitability. The Adviser believes these attributes evidence issuers that may be well positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although the Fund is permitted to do so.

•	Proven management teams. The Adviser intends to focus on investments in which the issuer has an experienced management team with an established track record of success.

•

Private equity sponsorship. The Adviser may seek to cause the Fund to acquire securities (primarily credit instruments) issued by companies sponsored by what the Adviser believes to be high-quality private equity firms; however, the Adviser generally will not cause the Fund to invest in companies of which the Adviser or its affiliates is an “affiliated person” (for purposes of the Investment Company Act). The Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company generally is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk may have the ability, and a strong incentive, to contribute additional capital in difficult economic times should operational issues arise.

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Investments in different companies and industries. The Adviser will seek to invest the Fund’s assets broadly among issuers and industries, thereby potentially reducing the risk that a downturn in any one company or industry will have a disproportionate effect on the value of the Fund’s portfolio. The Fund, however, is not required to diversify its investments in this manner and the Adviser may choose not to do so.

In managing the Fund’s portfolio, the Adviser will engage in regular and periodic monitoring of credit risk with a goal toward the early identification, and sale, of credit instruments and other investments with potential credit problems. This monitoring process may include reviewing (i) an issuer’s financial resources and operating history, (ii) a comparison of an issuer’s current operating results with the Adviser’s initial investment thesis for the investment and initial expectations for the performance of the obligation, (iii) an issuer’s sensitivity to economic conditions, (iv) the performance of an issuer’s management, (v) an issuer’s debt maturities and borrowing requirements, (vi) an issuer’s interest and asset coverage and (vii) the relative value of an investment based on an issuer’s anticipated cash flow or where other comparable assets are trading in the market.

Similar to its investment in other credit instruments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products. The Adviser will seek to select structured products which are well structured and collateralized by portfolios of credit instruments or other assets that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the instrument purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.

The Fund’s secondary investment objective is to seek preservation of capital. The Fund will seek to preserve capital to the extent consistent with its primary investment objective. The ability of the Fund to achieve capital preservation may be limited due to the Fund’s investment policy of investing primarily in Senior Loans, Corporate Bonds and other credit instruments rated below investment grade and investments with similar economic characteristics, which may be speculative. The Adviser seeks to achieve preservation of capital through a disciplined approach to its credit investment selection process and its evaluation of issuers. The Adviser also expects to gain exposure to companies across a broad range of industries and of varying characteristics and return profiles, as well as active management of these investments in light of current economic developments and trends. The Fund, however, is classified as “non-diversified” under the Investment Company Act and its investment portfolio may be more heavily invested in a smaller number of companies than the portfolios of other issuers, including diversified investment companies.

The Fund may, but is not required to, take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s use of leverage, if any, begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative effect on the Fund’s investments or its use of leverage on common shareholders, the Fund may engage in hedging transactions through the use of derivatives, securities or other financial instruments. The Fund also may shorten the average maturity of its investment portfolio (by, among other things, investing in short-term securities), may reduce its indebtedness or unwind other leveraged transactions or may engage in interest rate hedging arrangements. The Fund may attempt to reduce the utilization of leverage by redeeming or otherwise purchasing outstanding preferred shares, if any, or prepaying debt or other borrowings. The types of leverage that the Fund utilizes will vary depending on market conditions.

During temporary defensive periods or in order to reduce the Fund’s leverage exposure or to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of common shares are being invested, or at other times deemed appropriate by the Adviser, the Fund may deviate from its investment strategies and objectives. During such periods, the Fund may invest all or a portion of its assets in

U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. Government agencies or instrumentalities; non-U.S. Government securities which have received an investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit-linked notes; repurchase agreements with respect to any of the foregoing; asset-backed securities or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that these strategies, if utilized, will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Portfolio Composition

Under normal circumstances, the Fund’s portfolio is expected to initially be comprised principally of the following types of investments:

Senior and Subordinated Loans

Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. Companies may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund may also invest in subordinated loans. Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.

Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. To the extent the Fund invests in Senior Loans with LIBOR floors, the Fund’s potential for decreased income in a flat or falling rate environment may be mitigated, but the Fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the LIBOR floor. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans hold the most senior position in the capital structure of an issuer, are secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the issuer. Typically, in order to borrow money pursuant to a Senior Loan, an issuer will, for the term of the Senior Loan, pledge collateral, including, but not limited to, (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the issuer or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully an issuer’s obligations under a Senior Loan.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). In a typical Senior

Loan, an agent (the “Agent”) administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Additionally, the Fund normally will rely on the Agent and the other loan investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Adviser may perform such tasks on the Fund’s behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other loan investors pursuant to the applicable Loan Agreement.

Offerings of Senior Loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. Any secondary market for Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in the Fund’s net asset value. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. A limited supply or relative illiquidity of Senior Loans may adversely affect the Fund’s yield.

The Fund may purchase and retain in its portfolio Senior Loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such distressed investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Direct Assignments. The Fund may purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the Loan Agreement of the assigning lender and becomes a lender under the Loan Agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations. The Fund may transact in participations in Senior Loans. The participation by the Fund in a lender’s portion of a Senior Loan typically will result in the Fund’s having a contractual relationship only with such lender, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the borrower. Such indebtedness may be secured or unsecured. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. In the event of the insolvency of the entity selling a participation, the Fund may be treated as a general creditor of such entity. The selling entity and other persons interpositioned between such entity and the Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in these industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning these industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Prefunded Letter of Credit Loans. The Fund may transact in participations in prefunded letter of credit loans (a “Prefunded L/C Loan”). A Prefunded L/C Loan is a facility created by the borrower in conjunction with the agent bank as issuer of a loan, and the Prefunded L/C Loan is backed by letters of credit (each letter, an “L/C”). Each participant in a Prefunded L/C Loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a Prefunded L/C Loan lender’s obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which goes to the borrower. Generally, the borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds are returned to the lender upon termination of the Prefunded L/C Loan (and upon satisfaction of all obligations). Under the terms of the Prefunded L/C Loan agreement, a lender often may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the Prefunded L/C Loan agreement.

When the borrower needs funds, it may draw against the Prefunded L/C Loan and the agent bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the Prefunded L/C Loan facility. The Prefunded L/C Loan can be structured from the standpoint of the borrower as either (i) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan or (ii) a delayed draw term loan where the borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

When the Fund purchases a participation in a Prefunded L/C Loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the borrower to support trade or other financing. The Fund typically receives interest on the cash collateral account equal to LIBOR. Participations by the Fund in a Prefunded L/C Loan typically will result in the Fund’s having a contractual relationship only with the agent bank, not with the borrower. As a result, the Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the borrower. In connection with purchasing the participation in a Prefunded L/C Loan, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Prefunded L/C Loan. As a result, the Fund may assume the credit risk of both the borrower and the agent bank selling the participation in a Prefunded L/C Loan. In the event of the insolvency of the agent bank selling a participation in a Prefunded L/C Loan, the Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Corporate Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate Bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Fund’s investments in Corporate Bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the Corporate Bonds in which the Fund invests will be high yield bonds (i.e., “junk bonds”). An issuer of Corporate Bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place.

Below Investment Grade Credit Instruments

The credit instruments in which the Fund may invest typically will be rated below investment grade. Below investment grade instruments are regarded as having predominantly speculative characteristics and, while such obligations may not necessarily always have near-term vulnerability to default, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. In addition, lower quality debt securities tend to be more sensitive to general economic conditions.

Lower grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and is expected to be a substantial factor in the Fund’s relative share price volatility.

Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on its credit rating. The Adviser will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

Because of the greater number of investment considerations involved in investing in high yield instruments, the ability of the Fund to meet its objectives depends more on the Adviser’s judgment and analytical abilities than would be the case if the Fund invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession. The Fund is not required to diversify its portfolio and may choose not to do so.

Derivatives

The Fund may use instruments referred to as derivatives (“Derivatives”) to gain investment exposure to credit instruments. Derivatives are financial instruments the value of which is derived from a security, commodity (such as gold or oil), currency or interest rate or index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). The Fund may, but is not required to, use Derivatives for hedging purposes or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. If the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which frequently is greater than the Derivative’s cost. The use of Derivatives may involve substantial leverage. Under normal market conditions, the use of Derivatives by the Fund for investment or speculative purposes will not exceed 25% of the Fund’s Managed Assets. The Fund’s investments in Derivatives will be included under the 80% policy noted above so long as the underlying asset of the applicable Derivative is one or more of the types of credit instruments described in this prospectus or a related index or interest rate. The market value of a Derivative instrument will be used to calculate the Fund’s compliance with these policies. The Fund may also use Derivatives as a form of borrowing to leverage the Fund’s portfolio (i.e., economic leverage). Using Derivatives as a form of borrowing will not be subject to the Fund’s policy to limit its use of Derivatives (to 25% of its Managed Assets) for investment purposes.

Swap Agreements. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (e.g., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a group of securities representing a particular index). The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement generally will be equal only to the “net amount” to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement generally will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid, unencumbered assets, marked-to-market daily, to avoid potential leveraging. If the Fund enters into a Derivative contract to create economic leverage (i.e., as a form of borrowing), the Fund generally will not seek to cover its obligations under the contract by segregating assets equal to those obligations, but such Derivative contracts would be subject to the limits on borrowing and incurrence of indebtedness as described below in “Leverage.”

Credit Default Swaps. The Fund may enter into credit default swap agreements and similar agreements. Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. A credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund (including a group of securities representing an index). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference asset has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference asset described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The value of a credit default swap may be highly volatile, whether or not a credit event occurs. These changes in value, which may be significant, may materially affect the Fund’s net asset value and the market price for the Fund’s common shares.

The Fund may be either the buyer or seller in a credit default swap agreement. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference asset that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the Fund, as the seller, must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference asset that may have little or no value.

Total Return Swaps. The Fund may enter into total return swaps. In a total return swap, the Fund pays another party a fixed or floating short-term interest rate and receives in exchange the total return of a portfolio of underlying securities. In entering into a total return swap, the Fund would obtain investment exposure to the portfolio of underlying securities in return for no initial payment or an initial payment that is substantially less than the aggregate purchase price of the underlying securities (the notional amount of the swap). If the other party to a total return swap defaults, the Fund’s risk of loss generally consists of the net amount of total return payments that the Fund is contractually entitled to receive. The Fund bears the risk of default on the underlying loans or debt securities or other assets constituting the underlying securities, based on the notional amount of the swap. The Fund may use total return swaps for leverage, hedging or investment purposes.

Swaptions. The Fund, to the extent permitted under applicable law, may enter into “swaptions,” which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Credit-Linked Securities. Among the income producing securities in which the Fund may invest are credit- linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a Derivative instrument or basket of Derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Options. The Fund may purchase put and call options on securities or currencies. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or currency or its equivalent at a specified price. In contrast, a call option gives the purchaser the right to buy the underlying security or currency covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the securities or currencies underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities or currencies underlying the option, in each case at their exercise price. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call option may be exercised at any time on fixed dates occurring during the term of the option. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index or interest rates. To the extent the Fund invests in these types of securities, the Fund’s return on the securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease.

Foreign Instruments

Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in credit instruments issued by foreign issuers, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most non-U.S. securities markets than in the United States and, at times, greater price volatility than in the United States.

Because evidences of ownership of these securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. These risks will be heightened to the extent that the Fund invests in emerging markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not traded on the exchange on which they are listed, the market value or net asset value of the Fund’s shares can change at times when common shares cannot be sold.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities, including in respect of the receipt of dividends and the settlement of securities denominated in foreign currencies. The Fund is not required to hedge its currency exposure, if any, and the Adviser may choose not to do so. The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be noted that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency, if used by the Fund, does not eliminate fluctuations in the underlying prices of the securities. Rather, it simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

Other Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, to the extent that these investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the Investment Company Act or any applicable exemption therefrom. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law.

Illiquid and Restricted Securities

The Fund may invest up to 25% of its Managed Assets in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”).

Collateralized Loan Obligations

A collateralized loan obligation (“CLO”) typically takes the form of a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans, the assets may also include (i) subordinated loans, (ii) debt tranches of other CLOs and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. When investing in a CLO, the Fund intends, although is not required, to invest in a CLO consisting primarily of individual Senior Loans of borrowers and not repackaged CLO obligations from other high risk pools. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV which, due to a measure of diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Distressed and Defaulted Securities

The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

Equity Securities

From time to time, the Fund may invest in or hold common stock and other equity securities incident to the purchase or ownership of a Senior Loan or Corporate Bond or in connection with a reorganization of a borrower. Investments in equity securities incidental to investment in Senior Loans or Corporate Bonds entail certain risks in addition to those associated with investments in Senior Loans or Corporate Bonds. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. In addition, the Fund frequently may possess material non-public information about an issuer as a result of its ownership of a Senior Loan or Corporate Bond of an issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the issuer when it would otherwise be advantageous to do so. The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity investments and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund’s investment objective of seeking current income. Equity securities held by the Fund may be illiquid.

Repurchase Agreements

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash that would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements involve risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser. Repurchase agreements maturing in more than seven days may be considered illiquid.

Reverse Repurchase Agreements

The Fund may generate leverage by entering into reverse repurchase agreements, under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements, which are in effect collateralized borrowings by the Fund, are considered under current SEC staff guidance to be senior securities under the Investment Company Act unless the Fund enters into certain offsetting transactions, owns positions covering its obligations or designates on its books and records an amount of assets equal to the amount of the Fund’s obligations under the reverse repurchase agreements.

Segregation and Cover Requirements

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of Derivatives that could be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain Derivatives that are contractually required to cash settle, for example, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In the case of Derivatives that are not contractually required to cash settle, the Fund will set aside liquid assets equal to such contracts’ full notional value, or enter into appropriate offsetting transactions, while the positions are open. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in the Fund’s maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

LEVERAGE

The Fund currently anticipates utilizing leverage. The Fund may engage in leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund expects to initially incur leverage in an aggregate amount of approximately 33% of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares). As discussed further below, the Fund’s ability to use leverage will be limited by the Investment Company Act and any agreements on debt limitations or asset coverage requirements imposed on the Fund by its lenders or necessary to obtaining ratings on any preferred stock or debt issued by the Fund. The Fund may issue preferred shares and/or notes or other forms of indebtedness, and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other Derivatives. The Fund may periodically increase or decrease its use of different types of leveraging instruments; for example, by increasing its issuance of preferred stock and reducing its debt obligations.

The issuance of preferred shares or notes, or the use of borrowings or Derivatives to create leverage can increase risks, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). To the extent the Fund enters into a swap contract or other Derivative to create leverage, it will be subject to the risk that the counterparty to the contract defaults on its obligation to the Fund (and the other risks of engaging in Derivative transactions described in this prospectus) in addition to the substantial risks associated with leverage created by the transaction. Changes in the value of the Fund’s portfolio, including the value of securities bought with the proceeds of leverage, will be borne entirely by common shareholders. All costs and expenses related to any form of leverage used by the Fund also will be borne entirely by common shareholders. To the extent the Fund invests in Senior Loans, Corporate Bonds or other credit instruments with LIBOR floors, the Fund may lose some of the benefits of incurring leverage. For example, if the Fund issues preferred stock or debt (or otherwise borrows money) with floating dividend or interest rates, its costs of leverage will increase as rates increase. However, the Fund may not benefit from higher coupon payments resulting from increased interest rates if its investments contain LIBOR floors and rates do not rise to levels above the LIBOR floors. In this situation, the Fund will experience increased financing costs without the benefit of receiving higher income.

During periods when the Fund is using leverage, if any, the fees paid to the Adviser for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. In such case, the Adviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser are borne exclusively by common shareholders. It is expected that preferred shareholders, noteholders and any lenders to the Fund will not bear any expenses of the Fund. The Fund’s leveraging strategy, if utilized, may not be successful.

Preferred Shares and Notes

The Fund may engage in leverage through the issuance of preferred shares and/or notes or other forms of indebtedness. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term “asset coverage” for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares or purchase its common shares unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The Investment Company Act contains an exception, however, that permits dividends to be declared upon any preferred stock issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%.

As a condition to obtaining financing or, if applicable, ratings on the preferred shares and/or notes or other forms of indebtedness, the terms of any preferred shares and/or notes or other forms of indebtedness issued would be expected to include asset coverage maintenance provisions that would require a reduction of indebtedness or the redemption of the preferred shares and/or notes or other forms of indebtedness in the event of non-compliance by the Fund and might also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet such redemption requirements, the Fund might have to liquidate portfolio securities. These liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

If the Fund has preferred shares outstanding, two of the Fund’s directors will be elected by the holders of preferred shares voting separately as a class. The remaining directors of the Fund will be elected by common shareholders and preferred shareholders voting together as a single class. In the event dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends on such securities, holders of preferred shares would be entitled to elect a majority of the directors of the Fund (subject to any prior rights of debt holders) and continue to have such right until all dividends in arrears shall have been paid or otherwise provided for.

If the Fund issues preferred shares and/or notes or other forms of indebtedness, it may be subject to certain restrictions imposed by the guidelines of one or more ratings agencies that may issue ratings for preferred shares issued by the Fund, or it may be subject to loan covenants or other restrictions imposed by its lenders. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Credit Facility

The Fund may negotiate with one or more commercial banks to arrange a fixed or floating rate credit facility (the “Credit Facility”) pursuant to which the Fund would be entitled to borrow funds in accordance with the terms of the Credit Facility. Any such borrowings, as well as the issuance of notes or other forms of indebtedness, would constitute financial leverage and would be subject to the 300% asset coverage requirements imposed by the Investment Company Act described above with respect to the amount of the borrowings and may subject the Fund to limits on its ability to declare dividends and distributions or repurchase its capital stock. The Fund may choose not to enter into a Credit Facility.

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund expects that a Credit Facility would contain customary covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the Investment Company Act. The Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any Credit Facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a Credit Facility, or, if it does, that the Fund would receive terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the Credit Facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities or by the use of Derivatives to create leverage.

Total Return Swaps

The Fund can potentially use a total return swap or similar Derivative contract to leverage its portfolio. In a situation where the Fund enters into a total return swap to create leverage, it is expected that the contract will obligate the counterparty to the swap to pay the Fund all of the economic benefits of a reference portfolio of selected credit instruments and in return the Fund would pay the counterparty a fixed rate of return. The Fund would post collateral for the benefit of the counterparty in a fraction of the notional amount of the reference portfolio of credit instruments. Under this arrangement, the Fund would not actually own the assets included in the reference portfolio. Rather, it would be exposed to all of the economic characteristics of the portfolio on a levered basis.

Changes to Leverage

The Fund may, but is not required to, take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s use of leverage, if any, begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative effect of leverage on common shareholders, the Fund may engage in hedging transactions to attempt to mitigate interest rate risk. If the Fund obtains leverage through the Credit Facility, for example, it may elect to enter into a swap or other derivative transaction with the objective of gaining the economic effect of obtaining its leverage on a floating rate basis, and vice versa. Other than as it may be limited by the Investment Company Act or other applicable law, the Fund has no policy limitation on its use of Derivative instruments for hedging purposes or the creation of leverage as a form of borrowing. Accordingly, the Fund will not seek to cover its obligations under Derivative instruments used for such borrowing purposes by segregating assets equal to its obligations under such a Derivative contract. In addition, the Fund may shorten the average maturity of its investment portfolio (by, among other things, investing in short-term securities), may reduce its indebtedness or unwind other leveraged transactions. The Fund also may attempt to reduce the utilization of leverage by redeeming or otherwise purchasing outstanding preferred shares, if any, or prepaying debt or other borrowings. The types of leverage that the Fund utilizes will vary depending on market conditions. The Fund is not required to hedge the risks associated with the use of leverage and any attempt to do so may not be successful.

Temporary Borrowings

The Fund may borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. The amounts borrowed for temporary or emergency purposes may be in addition to the maximum amount of preferred stock or indebtedness that may be issued by the Fund, to the extent permitted by the Investment Company Act.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on the return to a common shareholder, assuming hypothetical annual investment portfolio total returns, net of expenses (comprised of income and changes in the value of securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. Actual returns may be greater or less than those appearing in the table. The table further reflects leverage representing, in the aggregate, 33% of the Fund’s total assets, net of expenses, and the Fund’s currently projected dividend and/or interest rate of 1.57% on its preferred shares and/or notes or other forms of indebtedness. Based on these assumptions, the Fund’s common shares must experience an annual return of 0.52% in order to cover the rate of annual dividend and/or interest payments on preferred shares and/or notes or other forms of indebtedness. As the table shows, the total leverage generally increases the return to common shareholders when portfolio return is positive or greater than the cost of leverage and decreases when the portfolio total return is negative or less than the cost of leverage. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns that may be experienced by the Fund.

Assumed Portfolio Total Return (Net of Expenses)	–10%	–5%	0%	5%	10%
Common Share Total Return	–15.70%	–8.24%	–0.77%	6.69%	14.15%

Common share total return is comprised of two elements—the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

If the Fund uses leverage, the amount of fees paid to the Adviser for investment advisory services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and the common shareholders as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of leverage.

RISK FACTORS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest dividends. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund common stock could decline significantly and you could lose all or a part of your investment.

General

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible.

Principal Risks Relating to Fund Investments

Investment and Market Risk

An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of credit instruments, securities, Derivatives and other assets owned by the Fund, and the value of these assets may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of shareholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund’s risks.

Below Investment Grade Instruments Risk

The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities, “junk bonds” or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Credit instruments rated below investment grade generally offer a higher current yield than that available from higher rated securities, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund to the extent that the issuers of these instruments default on the instruments, and the federal income tax consequences to the Fund as a holder of such instruments may not be clear.

Fixed Income Instrument Risk

In addition to the other risks described herein, fixed income credit instruments, including high yield securities, are also subject to certain risks, including:

Issuer Risk. The value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common stock or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically reflect a deterioration of a fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a

U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. In addition to spreads widening due to greater credit risk with respect to a particular security, spread widening may also occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, market-specific credit concerns or general reductions in risk tolerance.

Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to common shareholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased and may result in losses to the Fund.

Risk of Net Asset Value Erosion

Under current market conditions, the Fund expects that it will buy fixed income securities at a premium to their face value. A security may trade at a premium because its coupon (interest rate) is above the market rate for similar securities. The Fund expects to pay out a substantial portion of such a security’s coupon in the Fund’s dividends and, over time, the net asset value of the Fund will decline because the premium value of the security will decline as it approaches maturity (at maturity the market price of a security should equal its face value). Thus, the Fund will enjoy a higher payout than with a market rate bond over the life of the security, but that higher payout will be offset by a decline in the market value of the security as the security approaches maturity. Similarly, the Fund will be subject to such net asset value erosion if the Fund invests in a fixed income security and the issuer redeems the security before maturity (a “call”) at a price below its current market price. This call risk is especially prevalent in low and declining interest rate environments. Under current market conditions, the Fund expects issuers to call securities, therefore leading to net asset value erosion. This net asset value erosion could reduce the total return to common shareholders.

The Fund can make an election for U.S. federal income tax purposes to amortize the premium over a security’s remaining term, with the amortization amounts reducing the amount of taxable interest income allocated to shareholders for U.S. federal income tax purposes. In the absence of an election to amortize premium on purchased securities, the security’s entire coupon will be taxable to the Fund as interest income and will not be treated as a return of capital.

Senior Loans Risk

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Any specific collateral used to secure a Senior Loan, however, may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade instruments.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act. As a result, the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Non-U.S. Securities Risk

The Fund may invest in securities of non-U.S. issuers. These investments involve certain risks not prevalent in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore the prices of non-U.S. securities may be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. Because non-U.S. securities may trade on days when the Fund’s common shares are not traded on an exchange, the market value or net asset value of the Fund’s shares can change at times when the Fund’s common shares cannot be sold. Investments in so-called “emerging markets” (or lesser developed countries) are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries.

The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt generally will also be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates that are adjusted based upon international interest rates.

Other Investment Company Risk

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would also remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. The Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The investment companies that the Fund invests in may also use leverage, which would cause the Fund’s investment in such investment companies to be subject to greater risk and volatility.

Liquidity Risk

The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some credit instruments are not readily marketable and may be subject to restrictions on resale. These instruments generally are not listed on any national securities exchange and no active trading market may exist for the credit instruments in which the Fund may invest. When a secondary market exists, if at all, the market for some credit instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Distressed and Defaulted Securities Risk

The Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these Distressed Securities is speculative and involves significant risks.

The Fund may make such investments when the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Distressed Securities, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Distressed Securities, the Fund’s ability to achieve current income for its shareholders may be diminished. Because of the speculative nature of Distressed Securities, the Fund’s secondary objective of seeking preservation of capital also may be harder to achieve to the extent the Fund invests in Distressed Securities. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Structured Products Risk

The Fund may invest in structured products, including, without limitation, CLOs, collateralized debt obligations, asset-backed securities, structured notes and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund has not adopted any percentage limitation on the amount of assets it may invest in structured products.

The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. In addition to the general risks associated with credit instruments discussed above, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured products involve risks, including credit risk and market risk. When the Fund’s investments in structured products (such as collateralized debt obligations, collateralized loan obligations and asset backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risks

Swap Agreements. Whether the Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Adviser’s current credit standards for over-the-counter (“OTC”) option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Generally, the Fund will deposit in a segregated account liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. To the extent that the Fund uses a swap agreement as a form of borrowing to create leverage, it will not segregate assets to cover its obligations under the swap, but such swap agreements would be subject to the limits on borrowing and incurrence of indebtedness as described in “Leverage” above. Under such circumstances, the Fund will be subject to the risks associated with leverage. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund’s ability to use swap agreements. The swap markets have recently become subject to extensive regulation. It is possible that such new regulations, including the adoption of any proposed regulations, could adversely affect the Fund’s ability to enter into or terminate swap agreements, increase the costs to the Fund associated with such agreements, or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

Swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the Derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with Derivative instruments, including, among others, credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.

Options. The purchase or sale of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. The sale of an option potentially involves unlimited risk, as the price of an underlying security may continue to appreciate (in the case of a call option). Imperfect correlation between the options and securities markets may detract from the effectiveness of any attempt to use options for hedging purposes. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options, no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Indexed and Inverse Securities. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way the Adviser does not anticipate.

General Risks Associated with Derivatives. Derivatives may be used for hedging purposes, as well as a form of leverage or for speculative purposes to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. The use of Derivatives may involve substantial leverage. The use of Derivatives may subject the Fund to various risks, including, but not limited to the following:

•

Counterparty Risk. The risk that the counterparty in a Derivative transaction will be unable to honor its financial obligation to the Fund. Certain participants in the Derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If the Fund’s counterparty to a Derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or become subject to regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may be substantially increased.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin equal to the full obligation under the contract, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The counterparty risk for cleared Derivatives is generally lower than for uncleared OTC Derivative transactions because a clearing organization generally becomes substituted for each counterparty to a cleared Derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

•	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a Derivative.

•

Leverage Risk. The risk associated with certain types of Derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Liquidity Risk. The risk that certain open Derivative positions may be difficult or impossible to unwind at the time or at the price that the owner believes advantageous. This risk is heightened to the extent the Fund engages in OTC Derivative transactions. Although both OTC and exchange-traded Derivatives markets may experience a lack of liquidity, OTC non-standardized Derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the Derivatives markets may be due to various factors, including concentration of market participants in a particular segment of the market, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded Derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges that limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open Derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

•

Correlation Risk. The risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

•

Index or Issuer Risk. If the Derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the Derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. To the extent the Fund is the seller of a credit default swap or similar Derivative, the Fund will be subject to the risk that the reference issuer will be unable to honor its financial obligations. An issuer’s actual or perceived financial hardship, deteriorating credit conditions, or loss of capital will increase the Fund’s risks where it is a seller of a credit default swap.

Credit Default Swap Risk. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference asset has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference asset described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The value of a credit default swap may be highly volatile, whether or not a credit event occurs. These changes in value, which may be significant, may materially affect the Fund’s net asset value and the market price for the Fund’s common shares.

Risks Associated with Position Limits Applicable to Derivatives. The Fund’s investments in certain regulated Derivatives instruments will be subject to maximum position limits established by the CFTC and U.S. and foreign futures exchanges. Under CFTC and exchange rules, accounts owned or managed by advisers, such as the Adviser, their principals and affiliates may be required to be combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held for the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all of the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.

Risks related to the Fund’s Clearing Broker and Central Clearing Counterparty. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a Derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default on a future or option contract, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Other Risks Relating to Fund Investments

Investments in Equity Securities Incidental to Investments in Credit Instruments

From time to time, the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a credit instrument or in connection with a reorganization of an issuer. Investments in equity securities incidental to investments in credit instruments entail certain risks in addition to those associated with the credit investments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or credit instruments of the same issuer. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund frequently may possess material non-public information about an issuer as a result of its ownership of a credit instrument of an issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the issuer when it would otherwise be advantageous to do so.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, particularly its investments in Senior Loans, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in inequitable conduct to the detriment of the other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors, or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of the borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Foreign Currency Risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Repurchase Agreements and Reverse Repurchase Agreements Risk

Subject to its investment objectives and policies, the Fund may invest in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, (ii) possible lack of access to income on the underlying security during this period and (iii) expenses of enforcing its rights.

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are a form of leverage and may be subject to the Fund’s limitation on borrowings and are generally entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

U.S. Government Debt Securities Risk

U.S. Government debt securities generally do not involve the level of credit risks associated with investments in other types of credit instruments, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Because the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

On August 5, 2011, S&P lowered the long-term sovereign credit rating of U.S. Government debt obligations from AAA to AA+. Shortly thereafter, S&P also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises. These actions initially had an adverse effect on financial markets. It is possible that further downgrades of the U.S. Government’s credit rating may create broader financial turmoil and uncertainty, which would weigh heavily on the global financial system. A downgrade could, for example, disrupt money markets, long-term or short-term fixed income markets, foreign exchange markets, commodities markets and equity markets. These adverse consequences could extend to the borrowers of the loans held by the Fund or issuers of Corporate Bonds and, as a result, could materially and adversely affect returns on the Fund’s investments, the ability of borrowers to continue to pay their debt service or refinance and repay their loans or other debt obligations as they become due and the Fund’s ability to continue to acquire targeted assets on attractive terms. While it is not possible to precisely predict the longer-term impact of the downgrade or any future downgrades on the financial markets and the participants therein, it might be material and adverse to the Fund.

Risks Associated with Market Developments and Regulatory Changes

Market Developments Risk

Severe disruptions in global capital markets over the past several years, the continued impact of the financial crisis of 2008 and the more recent sovereign debt and banking issues in Europe may influence the Fund’s performance. Beginning in 2007, the global capital markets were in a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and have remained as such through the date of this prospectus. Despite actions of the United States federal government and foreign governments, these events have contributed to general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors.

Instability in the credit markets has made it more difficult at certain times for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. Certain issuers may, due to macroeconomic conditions, be unable to repay their loans or other debt obligations. An issuer’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the credit instrument and foreclosure on any underlying secured assets, which could trigger cross-defaults under other agreements and jeopardize an issuer’s ability to meet its obligations under its loans or debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The Fund may also experience a loss of principal.

These developments also (i) may make it more difficult for the Fund to accurately value its portfolio securities or to sell its portfolio securities on a timely basis, (ii) could adversely affect the ability of the Fund to use leverage for investment purposes and may increase the cost of such leverage, which would reduce returns to the common shareholders, and (iii) may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and market price of the Fund’s common shares.

Government Intervention in the Financial Markets Risk

Instability in the financial markets has led the U.S. Government, the Federal Reserve and other governments and central banks around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities, credit instruments or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Legislation and Regulation Risk

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities such as the CFTC and the SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the OTC Derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and Derivatives. While some regulations have been adopted, a number of important rulemakings have not yet been completed and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the revenues of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs and may impact the availability, liquidity and cost of Derivative instruments, including potentially limiting or restricting the ability of the Fund to use certain Derivative instruments or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of Derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of Derivatives by investment companies. The SEC noted that it intends to consider the comments received to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations or interpretations is uncertain at this time, it is possible that new regulations or reinterpretation of existing regulations could limit the implementation of the Fund’s use of Derivatives, which could have an adverse impact on the Fund. Neither the Fund nor the Adviser can predict the effects of these regulations or interpretations on the Fund’s portfolio. The Adviser intends to monitor developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of those assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Risks Associated with Recent Commodity Futures Trading Commission Rulemaking

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5 so that the Adviser is not subject to registration or regulation as a CPO under the CEA with respect to the Fund. In order to maintain the exclusion for the Adviser the Fund must invest no more than a prescribed level of its liquidation value in futures, certain swap contracts and certain other derivative instruments subject to the CEA’s jurisdiction, and the Fund must not market itself as providing investment exposure to such instruments. If the Fund’s investments no longer qualify the Adviser for the exclusion, the Adviser may be subject to the CFTC registration requirements, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools and CPOs. Compliance with the additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop.

Market Disruption and Geopolitical Risk

The European sovereign debt crisis, instability in the Middle East, Afghanistan and Pakistan, the aftermath of the war in Iraq, terrorist attacks in the United States and around the world, the impact of natural disasters and other events may result in market volatility, may have long-term adverse effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and financial markets. These events could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Fund’s common shares. Senior Loans and Corporate Bonds rated below investment grade and investments with similar economic characteristics tend to be more volatile than investment grade fixed income securities and, as a result, these events and other market disruptions may have a greater impact on the prices and volatility of these investments than on investment grade fixed income securities. There can be no assurance that these market disruptions will not have other material and adverse implications for the Senior Loan and Corporate Bond markets or other markets in which the Fund may invest.

Principal Risks Relating to Fund Operations

New Adviser Risk

The Adviser has a limited operating history on which an investor may evaluate its performance.

Leverage Risk

The Fund intends to utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other Derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent the Fund enters into a swap contract or other Derivative to create leverage, it will be subject to the risk that the counterparty to the contract defaults on its obligations to the Fund (and the other risks of engaging in Derivative transactions described in this prospectus) in addition to the substantial risks associated with the leverage created by the transaction.

To the extent the Fund invests in credit instruments with LIBOR floors, the Fund may lose some of the benefits of incurring leverage. Specifically, if the Fund issues preferred stock or debt (or otherwise borrows money) with floating dividend or interest rates, its costs of leverage will increase as rates increase. However, the Fund may not benefit from higher coupon payments resulting from increased interest rates if its investments contain LIBOR floors and rates do not rise to levels above the LIBOR floors. In this situation, the Fund will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by the Fund.

If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses (which will be borne entirely by common shareholders) and may reduce the Fund’s return. If the Fund uses a total return swap or other Derivative to achieve leverage, the Fund is expected to be required to pay its counterparty a fixed rate of return during the term of the swap (or other Derivative) contract. These dividend payments or interest expenses, or payments to counterparties, may be greater than the Fund’s return on the underlying investments or the return paid by the counterparty under a Derivative contract. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may gain leverage through a fixed or floating rate Credit Facility. The interest rate associated with a Credit Facility may not comport to the interest rate of the instruments held in the Fund’s portfolio. Differences in the income the Fund receives, if any, from its investments and the rate of interest the Fund pays to obtain leverage may reduce the income available for distribution by the Fund or result in losses if the interest the Fund pays exceeds any income it receives. The Fund may engage in hedging transactions to attempt to mitigate interest rate risk, including through the use of Derivatives such as interest rate swaps. The Adviser, however, may not be successful in hedging interest rate exposure and may not be able to enter into hedging transactions on the terms it desires or at all. Additionally, the markets may move in a manner not anticipated by the Adviser, causing losses, and the cost of a derivative transaction may reduce the benefit of the hedge. The Fund is not required to hedge its leveraging transactions and may choose not to do so.

The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the Fund’s common shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over the common shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would be entitled to elect two Directors of the Fund, and would vote separately as a class on certain matters, which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common shareholders. In addition, if the Fund elects to issue preferred stock and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders or to repurchase its stock may be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the Fund’s lenders.

The Fund will pay (and common shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness (including Derivatives) issued by the Fund, including higher advisory fees. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the common shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the Fund’s common shareholders and result in a reduction of the net asset value of the common shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of common shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness (including Derivatives) that the Fund has issued will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•

when the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•	leverage may increase expenses (which will be borne entirely by common shareholders), which may reduce total return.

If the Fund issues preferred stock and/or notes or other forms of indebtedness, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred shares and/or notes or short-term debt securities issued by the Fund, or may be subject to loan covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objectives.

High Portfolio Turnover Risk

The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Key Personnel

The Adviser depends on the diligence, skill and network of business contacts of its senior management. For a description of the senior management team, see “The Team.” The Adviser will also depend, to a significant extent, on its access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates in the course of their investment and portfolio management activities. The senior management of the Adviser will, among other things, evaluate, negotiate, structure and monitor Fund investments. The Fund’s future success will depend on the continued service of the senior management team of the Adviser. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The departure of any of the senior managers of the Adviser, or of a significant number of the investment professionals or partners of the Adviser’s affiliates, could have a material adverse effect on the Fund’s ability to achieve its investment objectives. Individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of these individuals. In addition, there is no assurance that the Adviser will remain the Fund’s investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates.

Potential Conflicts of Interest Risk — Allocation of Personnel

The Fund’s executive officers and directors, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of investment funds or accounts managed by the Adviser or its affiliates. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Additionally, certain personnel of the Adviser and its management may face conflicts in their time management and commitments.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities

The Adviser and its affiliates (“Apollo”) have adopted allocation policies and procedures that are intended to ensure that each fund or account managed by Apollo, including Apollo Senior Floating Rate Fund Inc. and the Fund (“Apollo-advised funds”), is treated in a manner that, over time, is fair and equitable. These allocation procedures have been developed taking into account the facts that (i) the Apollo-advised funds tend to have broad investment mandates, but each Apollo-advised fund has one or more discrete investment mandates, and (ii) the Apollo-advised funds may have overlapping investment mandates or objectives. In operating under these procedures, generally an investment opportunity will be deemed to belong to an Apollo-advised fund and will be allocated to such Apollo-advised fund in fulfillment of its requested order size if such investment opportunity reasonably falls within such Apollo-advised fund’s mandate (as determined in accordance with Apollo’s allocation policies and procedures). If an investment opportunity falls within the mandate of two or more Apollo-advised funds and it is not possible to satisfy in full the investment interest of all such Apollo-advised funds, such investment opportunity will be generally allocated pro rata based on order size; provided that if a single group of Apollo investment professionals manages two or more Apollo-advised funds for which the investment opportunity falls within such Apollo-advised funds’ mandates, then the investment opportunity shall instead be generally allocated pro rata based primarily on available capital and net asset value for each particular Apollo-advised fund, as well as a number of other factors set forth in Apollo’s allocation policies and procedures. As a result, in situations where a security is appropriate for the Fund but is limited in availability, the Fund may receive a lower allocation than may be desired by its portfolio managers or no allocation in view of the foregoing considerations. Apollo-advised funds’ orders with respect to an investment opportunity may be allocated on a basis other than pro rata to the extent it is done in good faith and does not, or is not reasonably expected to, in view of the relevant Apollo investment adviser, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund. The Apollo investment advisers from time to time may also consider the use of a rotational allocation system and the avoidance of de minimis allocations in determining the appropriate allocation.

In the event investment opportunities are allocated among the Fund and the other Apollo-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although Apollo endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that the other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. From time to time, the Fund and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser is paid a fee based on a percentage of the Fund’s Managed Assets. The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Fund and, accordingly, the fees received by the Adviser. Certain other Apollo-advised funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or an affiliate to favor such investment fund or account over the Fund.

Potential Conflicts of Interest Risk—Lack of Information Barriers

There are no information barriers among the Adviser and certain of its affiliates. If the Adviser or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Fund may be prevented from investing or liquidating an investment in such company. This risk may affect the Fund more than it does other investment vehicles, as the Adviser generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. The Adviser’s decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, the Adviser could in the future decide to establish information barriers, particularly as its business expands and diversifies. See “Conflicts of Interest” and “The Team” for an additional discussion of the types of conflicts of interest to which the operations of the Fund may be subject.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M. To satisfy the Subchapter M diversification requirements, the Fund must satisfy the following two conditions at the end of each quarter of each taxable year: (i) at least 50% of the value of the Fund’s assets must be invested in cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities from any single issuer whose value is not greater than 5% of the value of the Fund’s assets and are not greater than 10% of such issuer’s outstanding voting securities, and (ii) no more than 25% of the value of the Fund’s assets may be invested in (a) the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), (b) the securities of two or more issuers of which the Fund owns 20% or more of each issuer’s voting stock and are engaged in the same or similar trades or businesses as the Fund, or (c) the securities of one or more qualified publicly traded partnerships, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and certain other securities.

Risks Associated with Fund Distribution Policy

The Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. Under certain circumstances, the Fund may pay a distribution that may result in a return of capital, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board of Directors.

If the Fund elects to issue preferred stock and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the Fund’s lenders.

No Operating History

The Fund is a recently formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. The Fund’s shares have no history of public trading.

Inadequate Return

No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund nor can the Fund assure you that the Adviser will be able to find enough appropriate investments that meet the Fund’s investment criteria. Fund investments may be highly speculative and aggressive. Therefore, an investment in Fund securities may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Closed-End Structure; Market Discount from Net Asset Value

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the initial public offering as a result of the payment of offering costs. As with any security, complete loss of investment is possible.

Anti-Takeover Provisions

The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund’s charter classifies the Fund’s Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares. The Board of Directors may, without any action by the Fund’s shareholders, amend the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue.

*        *        *        *        *

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF SHARES

It is anticipated that the Fund’s common shares will be approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the ticker symbol “AIF” and will be required to meet the NYSE’s listing requirements.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.	Make investments for the purpose of exercising control or management;

2.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, swap contracts, futures contracts and options thereon;

3.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;

4.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

5.

Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, subordinated loans, Corporate Bonds, debentures or other credit instruments, loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements, swap contracts or other Derivatives or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; or

6.	Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.

Non-Fundamental Investment Restrictions

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors without the approval of the holders of a majority of the outstanding common shares or preferred shares, if any. The Fund may not:

1.	change or alter the Fund’s investment objectives;

2.	purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; or

3.	purchase any securities on margin except as may be necessary in connection with transactions described under “The Fund’s Investments” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts, and futures contracts and options thereon is not considered the purchase of a security on margin).

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets (other than asset coverage requirements mandated by Section 18 of the Investment Company Act with respect to the issuance of debt securities or preferred stock by the Fund) is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a Senior Loan or other credit instrument or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC. The asset coverage requirements for debt securities or preferred stock required by Section 18(a) of the Investment Company Act will be applied as required by Section 18 of the Act, as interpreted from time to time by the SEC or other administrative or judicial bodies with jurisdiction over the Fund.

The Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund’s Managed Assets in credit instruments and investments with similar economic characteristics. The Fund will provide shareholders with written notice at least 60 days prior to changing this non-fundamental policy of the Fund, unless such change was previously approved by shareholders. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The policies expressed in this prospectus as limitations on the amount of assets the Fund may invest in particular types of securities (such as the limitations on investments in foreign securities, Derivatives, illiquid securities or securities rated CCC or Caa or lower) are non-fundamental policies of the Fund and may be changed at any time by the Board of Directors without the approval by shareholders.

MANAGEMENT OF THE FUND

Board of Directors

The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and the duties of directors of a Maryland corporation under Maryland law.

Biographical Information. Certain biographical and other information relating to the Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser (“Apollo Funds”) and other public directorships.

Name, Address(1) and Age of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Apollo Funds and Portfolios Overseen	Other Directorships Held by the Director During Past Five Years
Interested Directors(2)
Barry Cohen 60	Director and Chairman of the Board (“Chairman”)	Since 2011; Class II Director, current term ends at the 2015 annual meeting	President, Apollo Global Securities, LLC since 2011; Senior Managing Director, Apollo Capital Markets since 2008; Senior Managing Director, Bear Stearns Asset Management from 2003 to 2008.	2	None.
Independent Directors(3)
Glenn N. Marchak(4) 56	Director	Since 2011; Class III Director, current term ends at the 2016 annual meeting	Managing Director and Senior Portfolio Manager, Citi Capital Advisors (formerly Citigroup Alternative Investments) from 2005 to 2008; Senior Vice President, Travelers Asset Management International Company LLC from 1998 to 2005.	2	None.

Carl J. Rickertsen 52	Director	Since 2011; Class I Director, current term ends at the 2014 annual meeting	Managing Partner, Pine Creek Partners (private equity investment firm) since 2005; Chief Operating Officer and Partner, Thayer Capital Partners (private equity investment firm) from 1994 to 2004.	2	MicroStrategy Incorporated; Convera Corporation; UAP Holding Corp.; Homeland Security Capital Corporation; Noranda Aluminum Holding Corporation; and Berry Plastics Group, Inc.

Name, Address(1) and Age of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Apollo Funds and Portfolios Overseen	Other Directorships Held by the Director During Past Five Years
Todd J. Slotkin(5) 59	Director	Since 2011; Class III Director, current term ends at the 2016 annual meeting.	Managing Director, Genesis Capital (finance) since 2012; Former Senior Managing Director, Irving Place Capital (private equity investment firm); Co-Founder and Managing Partner, Newton Pointe Partners (consulting firm) from 2007 to 2008; Managing Director, Natixis Capital Markets (finance) from 2006 to 2007; Executive Vice President and Chief Financial Officer, MacAndrews & Forbes Holdings, Inc. from 1999 to 2006.	2	CBIZ, Inc.; Martha Stewart Living Omnimedia, Inc.; and Allied Security Holdings.

Elliot Stein, Jr. 63	Director	Since 2011; Class II Director, current term ends at the 2015 annual meeting.	Chairman of Caribbean International News Corporation (newspaper) since 1985.	2	Global Cornerstone Holdings Limited; Apollo Investment Corporation; and Bizzingo Inc.

(1)	The address of each Director is care of the Fund at 9 West 57th Street, 43rd Floor, New York, NY 10019.
(2)	“Interested person,” as defined in the Investment Company Act, of the Fund. Mr. Cohen is an interested person of the Fund due to his affiliation with the Adviser.
(3)	“Independent Directors” are directors who are not “interested persons,” as defined in the Investment Company Act, of the Fund.
(4)	Mr. Marchak serves as chairman of the Audit Committee.
(5)	Until the completion or expiration of the underwriters’ over-allotment option, the Fund may deem Mr. Slotkin to be an interested person of the Fund.

Biographical Information of the Executive Officers of the Fund. Certain biographical and other information relating to the executive officers of the Fund is set out below:

Name, Address(1) and Age of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Moroney 41	President and Chief Investment Officer	Since 2011	President and Chief Investment Officer, Apollo Senior Floating Rate Fund Inc. since 2011; Loan Product Manager, Apollo Management L.P. since 2008; Senior Managing Director and Senior Portfolio Manager, Aladdin Capital Management from 2001 to 2008.

Jodi Sarsfield 41	Treasurer and Chief Financial Officer	Since 2011	Treasurer and Chief Financial Officer, Apollo Senior Floating Rate Fund Inc. since 2011; Controller, AP Alternative Assets, L.P. from 2007 to 2012 and Apollo Palmetto Strategic Partnership, L.P. from 2008 to 2012; Ms. Sarsfield joined the Apollo organization in 2007; Controller and Vice President, Greenhill, Inc. from 2004 to 2007.

Joseph D. Glatt 39	Secretary and Chief Legal Officer	Since 2011	Secretary and Chief Legal Officer, Apollo Senior Floating Rate Fund Inc. since 2011; Secretary and Vice President, Apollo Investment Corporation since 2010 and 2009, respectively; General Counsel, Apollo Capital Management, L.P. since 2007; Associate, Schulte Roth & Zabel LLP (law firm) from 2003 to 2007.

Cindy Michel 38	Chief Compliance Officer	Since 2011	Chief Compliance Officer, Apollo Senior Floating Rate Fund Inc. since 2011; Chief Compliance Officer and Vice President, Apollo Investment Corporation since 2010; Director of Compliance, Apollo Global Management, LLC (“AGM”) since 2007; Director of Compliance, Lehman Brothers, Private Equity Division, from 2004 to 2007.

(1)	The address of each officer is care of the Fund at 9 West 57th Street, 43rd Floor, New York, NY 10019.

Stock Ownership. Information relating to each Director’s share ownership in the Fund and in all Apollo Funds as of December 31, 2012 is set out in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Apollo Funds
Interested Directors
Barry Cohen	None	Over $100,000

Independent Directors
Glenn N. Marchak	None	None
Carl J. Rickertsen	None	None
Todd J. Slotkin(1)	None	None
Elliot Stein, Jr.	None	$10,001 - $50,000

As of the date of this prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of Messrs. Marchak, Rickertsen or Stein or their immediate family members owned beneficially or of record any securities in the Adviser or the Underwriters.

Compensation of Directors and Executive Officers. The following table sets forth the estimated compensation to be paid by the Fund to the Directors projected through the end of the Fund’s first fiscal year and the projected aggregate compensation to be paid to them from all Apollo Funds for the calendar year ending December 31, 2013. The table also includes the same information with respect to those officers of the Fund that are projected to receive compensation from the Fund in excess of $60,000 for the fiscal year ending December 31, 2013.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Apollo Fund Complex Paid to Each Director
Interested Directors
Barry Cohen	None	None	None

Independent Directors
Glenn N. Marchak	$25,750	None	$47,500
Carl J. Rickertsen	$22,750	None	$41,500
Todd J. Slotkin(1)	$22,750	None	$41,500
Elliot Stein, Jr.	$22,750	None	$41,500

Executive Officers
Jodi Sarsfield	$67,500	None	$135,000

(1)	Until the completion or expiration of the underwriters’ over-allotment option, the Fund may deem Mr. Slotkin to be an interested person of the Fund.

Board Structure and Role of the Board of Directors in Risk Oversight

The Investment Company Act requires that at least 40% of the Directors be Independent Directors. Currently, three of the five Directors are Independent Directors and Mr. Slotkin is expected to be considered an Independent Director following the completion or expiration of the underwriters’ over-allotment option. The Independent Directors exercised their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Director happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chairman of the Board of Directors is an interested person of the Fund, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key factor for assuring that they are in a position to do so is for the Directors who are independent of management to constitute a majority of the Board. In addition, the Independent Directors expect to designate a Lead Independent Director who will chair meetings or executive sessions of the Independent Directors, review Board of Directors meeting agendas, represent the views of the Independent Directors to management and facilitate communication among the Independent Directors and their counsel and between management and the Independent Directors.

The Board of Directors’ primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, the Fund’s service providers, primarily the Adviser and its affiliates, have responsibility for the Fund’s day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board of Directors, acting at its scheduled meetings, or the Chairman or any Lead Independent Director, acting between Board of Directors meetings, will regularly interact with and receive reports from senior personnel of the Fund and its service providers.

The Audit Committee of the Board of Directors (which consists of all of the Independent Directors) meets regularly, and between meetings, the Audit Committee Chair has access to the Fund’s independent registered public accounting firm and to the Fund’s Treasurer. The Board of Directors also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research.

The Adviser and other service providers have adopted a variety of policies, procedures and controls designed to address the Fund’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to the Fund. The Board of Directors receives reports from Fund counsel or counsel to the Adviser and the Board of Directors’ own independent legal counsel regarding regulatory compliance and governance matters. The Board of Directors’ oversight role does not make the Board of Directors a guarantor of Fund investments or activities or of the activities of any of the Fund’s service providers.

Committees of the Board of Directors

Audit Committee.

The Audit Committee operates pursuant to an Audit Committee charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include assisting the Board of Directors in its oversight of (i) the integrity of the financial statements of the Fund, (ii) the independent registered public accounting firm’s (the “Independent Auditor”) qualifications and independence, (iii) the performance of the Fund’s internal audit function and Independent Auditor and (iv) the compliance by the Fund with legal and regulatory requirements. The Audit Committee is presently composed of each of the Independent Directors. Since the Fund has been incorporated, the Audit Committee has held one meeting.

Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is responsible for (i) identifying and selecting or recommending qualified nominees to be elected to the Board of Directors at the annual meeting of shareholders (consistent with criteria approved by the Board of Directors), (ii) identifying, selecting or recommending qualified nominees to fill any vacancies on the Board of Directors or a committee thereof (consistent with criteria approved by the Board of Directors), (iii) developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Fund, (iv) overseeing the evaluation of the Board of Directors, any committees thereof and management and (v) undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors. The Nominating and Corporate Governance Committee is

presently composed of each of the Independent Directors. As of the date of this prospectus, the Nominating and Corporate Governance Committee has not held any meetings. The Nominating and Corporate Governance Committee will consider nominees recommended by security holders.

Information About Each Director’s Experience, Qualifications, Attributes or Skills.

Additional information about each Director follows (supplementing the information provided in the tables above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared him to be an effective Director. The Board of Directors believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board of Directors believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund’s counsel; both counsel to the Independent Directors and the Fund have significant experience advising funds and fund board members. The Board of Directors and its committees have the ability to engage other experts as appropriate. The Board of Directors evaluates its performance on an annual basis.

Independent Directors

Glenn N. Marchak. Mr. Marchak was a managing director and Senior Portfolio Manager of Citi Capital Advisors (formerly Citigroup Alternative Investments (“CAI”)) through February 2008. At the time, CAI was Citigroup’s integrated alternative investments platform that managed over $100 billion of assets. Mr. Marchak managed the Leveraged Loan Investments Group. He originated, marketed and managed a variety of funds primarily invested in leveraged loans. He was a member of both the Management Committee and Management Counsel of CAI. He was also a member of the Mezzanine Investments Committee. He also managed LMP Corporate Loan Fund, a NYSE traded closed-end fund. Previously, Mr. Marchak was a Managing Director at Smith Barney where he was responsible for developing and heading the firm’s leveraged lending and loan syndication effort. Prior to that, he was a Senior Vice President and Head of Loan Syndications at Nat West Markets. Before joining Nat West Markets, he was a Vice President at Citibank where he was a member of the Leveraged Finance Division providing debt capital to the leveraged buyout community and subsequently, a member of the Loan Syndications Department. He began his business career at Ernst & Young (formerly Arthur Young & Company) where he became an Audit Manager and was a founder of that firm’s Reorganization and Insolvency practice. Mr. Marchak currently serves as a board member of Resolvion/Atlanta Equity Investors, LLC and formerly was a board member of Mediq Incorporated, a medical equipment company. Mr. Marchak earned his BSA in Accounting from the University of Florida and is a Certified Public Accountant.

Carl J. Rickertsen. Mr. Rickertsen is currently managing partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2004. From January 1998 to January 2004, Mr. Rickertsen was chief operating officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 to January 1998, Mr. Rickertsen was a managing partner at Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen has been a member of the board of directors of MicroStrategy, a publicly-traded software firm, since October 2002, and a member of the board of directors of Noranda Aluminum Holding Corporation, an integrated producer of value-added primary aluminum products and rolled aluminum coils, since April 2012.

Mr. Rickertsen was formerly a board member of the following publicly-traded companies: Convera Corporation, a search-engine software company; UAP Holding Corp., a distributor of agriculture products; and Homeland Security Capital Corporation, a specialized technology provider to government and commercial customers. Mr. Rickertsen received a BS from Stanford University and an MBA from Harvard Business School.

Todd J. Slotkin. Mr. Slotkin has served as the portfolio manager of Irving Place Capital, a private equity firm. Mr. Slotkin served as a Managing Director and co-head of the Natixis Capital Markets Leveraged Finance business from 2006 to 2007. Previously, Mr. Slotkin served as Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. from 1999 to 2006. In addition, he was Chief Financial Officer of M & F Worldwide Corp., a public company, from 1999 to 2006. Prior to joining MacAndrews & Forbes in 1992 as a senior vice president, Mr. Slotkin spent over 17 years with Citicorp, now known as Citigroup. Since 2003, he has been a director of CBIZ, Inc., a publicly-traded provider of business services, products and solutions for financial and employee management, where he is on the audit and compensation committees. He has been a director of Martha Stewart Living Omnimedia, Inc. since March 2008. Mr. Slotkin was formerly a board member of Allied Security Holdings LLC, a publicly-traded provider of contract security officer services, and TransTech Pharma, Inc., a pharmaceutical company. Mr. Slotkin is the chairman, director and co-founder of the Food Allergy Initiative. Mr. Slotkin received BS and MBA degrees from Cornell University. (Until the completion or expiration of the underwriters’ over-allotment option, the Fund may deem Mr. Slotkin to be an interested person of the Fund.)

Elliot Stein, Jr. Mr. Stein has been a member of the Board of Directors of Apollo Investment Corporation (“AIC”), a closed-end, non-diversified management investment company that has elected to be treated as a business development company, under the Investment Company Act, since March 2004. He currently serves as the Lead Independent Director of AIC. He has served as Chairman of Caribbean International News Corporation since 1985. He is also a board member of various private companies including Multi-Pak Holdings and Cohere Communications. Mr. Stein was a Managing Director of Commonwealth Capital Partners and he has served as a director of VTG Holdings, Bargain Shop Holdings, Inc. and various other private companies. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. Mr. Stein received a BA from Claremont McKenna College.

Interested Directors

Barry Cohen. Mr. Cohen joined Apollo in 2008, serves as a Senior Managing Director of Apollo Capital Markets and has been President of Apollo Global Securities, LLC since 2011. Prior to that time he was with Bear Stearns from 1987 to 2008. Mr. Cohen joined Bear Stearns in 1987 as head of its Risk Arbitrage Department, where he also co-headed the Bear Stearns Global Equity Arbitrage Funds. From 2003 to 2008, he worked in Bear Stearns Asset Management, focusing on its hedge fund businesses. Prior to joining Bear Stearns in 1987, Mr. Cohen was a risk arbitrageur at First Boston Corporation, a partner in Bedford Partners, a risk arbitrage hedge fund, and a mergers and acquisitions lawyer at Davis Polk & Wardwell. Mr. Cohen graduated summa cum laude from Harvard College with a BA in Applied Mathematics and received JD and MBA degrees from Harvard Law School and Harvard Business School, respectively. Mr. Cohen is a member of the board of directors of both the Mt. Sinai Children’s Center Foundation and The Michael J. Fox Foundation for Parkinson’s Research.

AGREEMENTS WITH THE ADVISER

The Investment Adviser

Apollo Credit Management, LLC serves as the Fund’s investment adviser. The principal executive offices of the Adviser are at 9 West 57th Street, New York, NY 10019. As of September 30, 2012, the Adviser has approximately $446 million of assets under management. However, affiliates of the Adviser, as of September 30, 2012, had a total of approximately $110 billion in assets under management, including over $28.5 billion in assets managed by the Apollo senior loan management team.

The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to an investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”). The Fund and the Adviser have also entered into an Administrative Services and Expense Reimbursement Agreement pursuant to which the Adviser will provide certain administrative services, personnel and facilities to the Fund and perform operational services necessary for the operation of the Fund not otherwise provided by other Fund service providers. Pursuant to this agreement, the Fund will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Fund.

The Adviser may elect from time to time, in its sole discretion, to waive its right to reimbursement or its receipt of the advisory fee. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees or rights to reimbursement, may elect not to do so, or may decide to waive its compensation periodically.

The Adviser has entered into a marketing agreement with TS Capital, LLC (“TSC”) and its affiliated broker-dealer, TSC Distributors, LLC (“TSC Distributors”), under which TSC and TSC Distributors provide assistance to the Adviser with respect to the Fund’s common shares and shareholder services. The fees due pursuant to this distribution agreement will be paid exclusively by the Adviser (and not the Fund). The services provided by TSC and TSC Distributors to the Adviser include, without limitation, marketing assistance, distribution support and shareholder servicing.

Investment Advisory Agreement and Advisory Fee

The Investment Advisory Agreement provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Investment Advisory Agreement obligates the Adviser to provide investment advisory, management and certain other services to the Fund. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (i) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (ii) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ prior written notice at the option of either party thereto or by the vote of the shareholders of the Fund. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Fund may indemnify the Adviser, under certain circumstances, against liabilities arising from the Adviser’s performance of its duties under the Investment Advisory Agreement.

For its services, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares). Fees for any partial month are appropriately pro rated. During periods when the Fund is using leverage, if any, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

A discussion regarding the basis of the Board of Directors’ approval of the Investment Advisory Agreement will be available in the Fund’s first shareholder report issued following the effectiveness of this prospectus.

THE TEAM

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

The following investment professionals (the “Team”) will have primary responsibility for the day-to-day implementation of the Fund’s strategy:

Joseph Moroney, CFA. Mr. Moroney joined Apollo in 2008, is the head of the Adviser’s U.S. performing credit business and will serve as the senior portfolio manager for the Fund. Prior to that time, Mr. Moroney was with Aladdin Capital Management where he most recently served as the senior managing director and senior portfolio manager in the Leveraged Loan Group. Mr. Moroney’s career spans 19 years, focused in financial advisory and investment management, with experience at various leading financial services firms including Merrill Lynch Investment Managers. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering, and he is also a Chartered Financial Analyst.

Bret Leas. Mr. Leas joined Apollo in 2009, is co-head of the Adviser’s structured credit business and will oversee financing and structuring for the Fund. Prior to that time, Mr. Leas was a Director at Barclays Capital where he served in a variety of different roles, most recently as a member of the Credit Structuring Group. From 2000 to 2004 he was an attorney at Weil, Gotshal & Manges LLP in the Structured Finance/Derivatives Group, primarily focusing on asset-backed securities, CDOs and credit derivatives. Mr. Leas graduated cum laude from the University of Maryland with a BA in History and received his JD, cum laude, from Georgetown University Law Center.

Greg Obenshain. Mr. Obenshain joined Apollo in 2012 and will serve as a portfolio manager of the Fund. Prior to that time, Mr. Obenshain was a member of the investment team at Stone Tower Capital responsible for managing high yield bond managed accounts and analyzing and monitoring investments in the energy, utilities and mining sectors. Previously, Mr. Obenshain was a member of the Energy Financial Services group at GE Capital Corporation where he was responsible for evaluating leveraged loan investments in the energy space. Prior thereto, he worked at Braun Consulting as a management consultant. Mr. Obenshain graduated cum laude from Dartmouth College with an AB in History and graduated Beta Gamma Sigma from The Kellogg Graduate School of Management with concentrations in Analytical Finance and Marketing. Mr. Obenshain holds the Chartered Financial Analyst designation.

Alexander B. Wright. Mr. Wright joined Apollo in 2011 and will serve as a portfolio manager of the Fund. Prior to joining Apollo, Mr. Wright was with GSC Group where he served in a variety of different roles mostly recently as the Chief Administrative Officer and Chief Financial Officer. Prior to these executive roles he was the head of the U.S. Corporate Debt business. From 2003 to 2007, Mr. Wright served as head of origination for the U.S. Corporate Debt business. Prior to that, Mr. Wright was with IBJ Whitehall Bank & Trust Corporation and Chemical Banking Corporation. Mr. Wright graduated from Rutgers College with a BA degree in Political Science and a minor in Economics, and from Fordham University with an MBA degree.

* * *

In implementing the Fund’s investment strategy, the Team will have access to the experience and expertise of Mr. Anthony M. Civale, Mr. Michael Levitt and Mr. James Zelter. Messrs. Civale, Levitt and Zelter are senior executives in the Apollo organization and are primarily responsible for the development and growth of the organization’s credit business. Messrs. Civale, Levitt and Zelter continue to oversee the credit business for various Apollo sponsored entities and are active in other business operations, but will not have primary responsibility for the Fund’s day-to-day investment activities. Biographies of Mr. Civale, Mr. Levitt and Mr. Zelter are included below.

Anthony M. Civale. Mr. Civale is the Lead Partner and Chief Operating Officer of Apollo Capital Management, LLC. Mr. Civale co-founded Apollo’s senior credit and structured credit businesses and was involved in the corporate development and strategy for AGM, Apollo’s publicly traded parent company. Prior to that time, Mr. Civale served as a Senior Partner in Apollo’s private equity business and joined the firm in 1999. Mr. Civale serves on the boards of directors of Berry Plastics Group, a leading plastic packaging company in the U.S., and HFA Holdings Limited, a $5+ billion hedge fund of funds operator. Mr. Civale has previously served on the board of directors of Goodman Global, Inc., the second largest air conditioning manufacturer in the U.S., Harrah’s Entertainment, the largest gaming company in the world, Prestige Cruises, an upscale cruise line operating the Oceania and Regent Seven Seas brands and Covalence Specialty Materials, a leading packaging company. Mr. Civale is also involved in charitable endeavors including his service on the board of trustees of Middlebury College and the board of directors of Youth, I.N.C., a not for profit organization serving youth in New York City. Prior to joining Apollo in 1999, Mr. Civale was employed by Deutsche Bank Securities, Inc. and Bankers Trust Company in the Financial Sponsors Group within the Corporate Finance division responsible for sourcing, structuring and executing financing and merger and acquisition advice for the firm’s private equity clients. Mr. Civale graduated from Middlebury College with a BA in Political Science.

Michael Levitt. Mr. Levitt joined Apollo in 2012 as Vice Chairman of Apollo Credit Management, LLC. Mr. Levitt founded Stone Tower Capital LLC (“STC”) in 2001, where he was responsible for the overall strategic direction of STC and the development of the firm’s investment philosophies. He has spent his entire twenty-eight year career managing or advising non-investment grade businesses and investing in non-investment grade assets. Previously, Mr. Levitt worked as a partner in the New York office of Hicks, Muse, Tate & Furst Incorporated, where he was involved in many of the firm’s investments. Additionally, he managed the firm’s relationships with banking firms. Prior thereto, Mr. Levitt served as the Co-Head of the Investment Banking Division of Smith Barney Inc. with responsibility for the advisory, private equity sponsor and leveraged finance activities of the firm. Mr. Levitt began his investment banking career at, and ultimately served as a Managing Director of, Morgan Stanley & Co., Inc. Mr. Levitt oversaw the firm’s corporate finance and advisory businesses related to private equity firms and non-investment grade companies. Mr. Levitt has a BBA from the University of Michigan and a JD from the University of Michigan Law School. Mr. Levitt serves on the University of Michigan’s Investment Advisory Board.

James Zelter. Mr. Zelter joined Apollo in 2006 and is Managing Partner and Chief Investment Officer of Apollo Capital Management, Apollo’s $60 billion credit asset management business. Mr. Zelter is also the Chief Executive Officer and director of Apollo Investment Corporation. Prior to joining Apollo, Mr. Zelter was with Citigroup Inc. and its predecessor companies from 1994 to 2006. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investments, and prior to that he was responsible for the firm’s Global High Yield franchise. Prior to joining Citigroup in 1994, Mr. Zelter was a High Yield Trader at Goldman Sachs & Co. Mr. Zelter is a board member of DUMAC, the investment management company that oversees the Duke Endowment and Duke Foundation. Mr. Zelter has a degree in Economics from Duke University.

In addition, the Team will be able to draw on the experience and expertise of other senior personnel of the Adviser and its affiliates, including Leon Black, Marc Rowan and Joshua Harris. Messrs. Black, Rowan and Harris, however, will not be primarily involved in managing the Fund’s portfolio or its day-to-day operations.

Leon Black. Mr. Black is the Chairman of the Board and Chief Executive Officer of AGM and a Managing Partner of Apollo Management, L.P. which he founded in 1990 to manage investment capital on behalf of a group of institutional investors, focusing on corporate restructuring, leveraged buyouts, and taking minority positions in growth-oriented companies. From 1977 to 1990, Mr. Black worked at Drexel Burnham Lambert Incorporated, where he served as Managing Director, head of the Mergers and Acquisitions Group and co-head of the Corporate Finance Department. He serves on the boards of directors of Sirius XM Radio Inc., and the general partner of AP Alternative Assets. Mr. Black is a trustee of Dartmouth College, The Museum of Modern Art, Mt. Sinai Hospital, The Metropolitan Museum of Art, Prep for Prep, and The Asia Society. He is also a member of The Council on Foreign Relations, The Partnership for New York City and the National Advisory Board of JPMorgan Chase. Mr. Black is also a member of the Board of Faster Cures and the Port Authority Task Force. He graduated summa cum laude from Dartmouth College with a major in Philosophy and History and received an MBA from Harvard Business School.

Joshua Harris. Mr. Harris is a Senior Managing Director of AGM and Managing Partner of Apollo Management, L.P. which he co-founded in 1990. Prior to 1990, Mr. Harris was a member of the Mergers and Acquisitions Group of Drexel Burnham Lambert Incorporated. Mr. Harris currently serves on the boards of directors of the general partner of AP Alternative Assets, AGM, Berry Plastics Group, Inc., LyondellBasell Industries, CEVA Group plc and Momentive Performance Materials. Mr. Harris has previously served on the boards of directors of Verso Paper, Metals USA, Nalco, Allied Waste Industries, Pacer International, General Nutrition Centers, Furniture Brands International, Compass Minerals Group, Alliance Imaging, NRT Inc., Covalence Specialty Materials, United Agri Products, Quality Distribution, Whitmire Distribution, and Noranda Aluminum. Mr. Harris is actively involved in charitable and political organizations. He is a member and serves on the Corporate Affairs Committee of the Council on Foreign Relations. Mr. Harris serves as chairman of the Department of Medicine Advisory Board for The Mount Sinai Medical Center and is on the Board of Trustees of the Mount Sinai Medical Center. Mr. Harris is a member of The Federal Reserve Bank of New York Investors Advisory Committee on Financial Markets. He is also a member of The University of Pennsylvania’s Wharton Undergraduate Executive Board and is on the Board of Trustees for The Allen-Stevenson School and Harvard Business School. Mr. Harris graduated summa cum laude and Beta Gamma Sigma from the University of Pennsylvania’s Wharton School of Business with a Bachelor of Science degree in Economics and received his MBA from the Harvard Business School, where he graduated as a Baker and Loeb Scholar.

Marc Rowan. Mr. Rowan is a Senior Managing Director of AGM and Managing Partner of Apollo Management, L.P., which he co-founded in 1990. Prior to that time, Mr. Rowan was a member of the Mergers and Acquisitions Group of Drexel Burnham Lambert Incorporated, with responsibilities in high yield financing, transaction idea generation and merger structure negotiation. Mr. Rowan currently serves on the boards of directors of the general partner of AP Alternative Assets, L.P., AGM, Athene Re, Countrywide PLC, Harrah’s Entertainment, Inc. and Norwegian Cruise Lines. He has previously served on the boards of directors of AMC Entertainment, Inc., Culligan Water Technologies, Inc., Furniture Brands International, Mobile Satellite Ventures, LLC, National Cinemedia, Inc., National Financial Partners, Inc., New World Communications, Inc., Quality Distribution, Inc., Samsonite Corporation, SkyTerra Communications Inc., Unity Media SCA, Vail Resorts, Inc. and Wyndham International, Inc. Mr. Rowan is also active in charitable activities. He is a founding member and serves on the executive committee of the Youth Renewal Fund and is a member of the boards of directors of the National Jewish Outreach Program and the Undergraduate Executive Board of the University of Pennsylvania’s Wharton School of Business. Mr. Rowan graduated summa cum laude from the University of Pennsylvania’s Wharton School of Business with a BS and an MBA in Finance.

Other Accounts Managed. As of September 30, 2012, the portfolio managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets(1)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance(2)

Joseph Moroney	Registered Investment Companies	1	$0.446 billion	1	$0.446 billion
	Other Pooled Investment Vehicles	12	$24.957 billion	7	$23.268 billion
	Other Accounts	3	$0.921 billion	3	$0.921 billion

Bret Leas	Registered Investment Companies	1	$0.446 billion	1	$0.446 billion
	Other Pooled Investment Vehicles	1	$0.095 billion	1	$0.095 billion
	Other Accounts	4	$1.445 billion	4	$1.445 billion

Greg Obenshain	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	1	$0.685 billion	1	$0.685 billion

Alexander B. Wright	Registered Investment Companies	1	$0.446 billion	1	$0.446 billion
	Other Pooled Investment Vehicles	6	$2.151 billion	2	$0.761 billion
	Other Accounts	None	None	None	None

(1)	Total assets represents assets under management as defined by Apollo Global Management, LLC, which includes unfunded commitments.
(2)	Represents the assets under management of the accounts managed that generate incremental fees in addition to management fees.

Compensation. The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of AGM.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the portfolio managers, the Adviser and its affiliates provide investment management services both to the Fund and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, in which the Fund will not have an interest. The portfolio managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the portfolio managers, the Adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the portfolio managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the Fund and the other Apollo-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the Fund and the other Apollo-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. From time to time, the Fund and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, the Adviser, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the Fund and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. For example, as reflected above, if a portfolio manager manages accounts that have performance fee arrangements, certain portions of his or her compensation will depend on the achievement of performance milestones on those accounts. The portfolio manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Fund and the Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Beneficial Ownership of Securities. As of the date of this prospectus, none of the portfolio managers beneficially owns any equity securities of the Fund.

CONTROL PERSONS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. The Adviser has provided the initial capitalization of the Fund and therefore is a control person of the Fund because it is the sole shareholder of the Fund as of the date of this prospectus. The Adviser may also be considered a controlling person of the Fund under the Investment Company Act to the extent it has the power to exercise a controlling influence over the management or policies of the Fund.

NET ASSET VALUE

Net asset value per common share will be determined daily at the close of trading on the NYSE (normally 4 p.m. Eastern time) on each day the NYSE is open for trading or at such other times as the Board of Directors may determine. The net asset value of the common shares of the Fund means the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

The Fund values its investments primarily using the mean price based on valuations provided by nationally recognized security pricing services. Securities and assets for which market quotations are not readily available or for which the valuations provided by the primary pricing sources are believed to be unreliable are valued at fair value pursuant to procedures adopted by the Board of Directors of the Fund. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

Bank loans, collateralized loan obligations and collateralized debt obligations are priced based on valuations provided by an approved independent, third-party pricing agent or broker. If a price is not available from an independent, third-party pricing service or broker or, if the price provided by the independent third-party pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board of Directors.

Long positions in securities traded in the OTC market, electronic dealer quotation system or Bulletin Board are valued at the mean between the last available bid and ask price or yield equivalent obtained from one or more dealers or any pricing services approved by the Board of Directors. Short positions in securities traded in the OTC market, electronic dealer quotation system or Bulletin Board are valued at the mean between the last available bid and ask price.

The value of swaps, including credit default swaps, total return swaps and interest rate swaps will be determined by obtaining at least one dealer quotation (including information from counterparties) or valuations from third-party pricing services. If no quotations or valuations are available, or if such quotations or valuations are believed to be unreliable, swaps will be fair valued pursuant to procedures adopted by the Board of Directors. Repurchase agreements are generally valued at cost plus accrued interest.

Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s common shares are determined as of such times.

DISTRIBUTIONS

Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common shareholders. The Fund expects to declare the initial monthly dividend on the Fund’s common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The U.S. federal income tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In light of the Fund’s investment policies, the Fund anticipates that the Investment Company Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund’s shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the shareholder’s remaining basis in such shareholder’s shares, the excess will be treated as gain from a sale or exchange of the shares.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and default rates, the amount of leverage utilized by the Fund, if any, and any use of hedging activities by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. The Board of Directors may elect to change the Fund’s distribution policy at any time.

The distributions for any full or partial year might not be made in equal amounts and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. Under certain circumstances, the Fund may pay one or more distributions that may result in a return of capital to shareholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits.

Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

DIVIDEND REINVESTMENT PLAN

The Fund has adopted a dividend reinvestment plan that provides for reinvestment of all net investment income and all capital gains distributions for all eligible shareholders who have “opted-in” to the plan. As a result, if the Board of Directors authorizes, and the Fund declares, a cash dividend, then shareholders who have “opted-in” to the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of common stock, rather than receiving the cash dividends.

A shareholder may elect to have his or her cash dividend reinvested in shares of Fund common stock by notifying BNY Mellon Investment Servicing (US) Inc., the plan administrator and the Fund’s transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board of Directors for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder who has elected to receive dividends and distributions in additional shares of common stock (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a Participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, unless the net asset value is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 5¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Fund will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.bnymellon.com/shareowner, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at P.O. Box 358035, Pittsburgh, PA 15252-9035 or by calling the plan administrator at 800-331-1710.

The plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at P.O. Box 358035, Pittsburgh, PA 15252-9035.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and other similar services) to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser in servicing all of its accounts and such research might not be used by the Adviser in connection with the Fund.

Under the Investment Company Act, any affiliated person or promoter of or principal underwriter for the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Because transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund and the Underwriters, while the underwriting agreement is in effect, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund generally may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which an affiliate is a member or in a private placement in which an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii).

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser or its affiliates when one or more clients of the Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Adviser or its affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

Under normal circumstances, the Fund expects to incur portfolio turnover at a rate of more than 100% in any fiscal year. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. A high portfolio turnover rate generally results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for shareholders.

CONFLICTS OF INTEREST

The Fund’s executive officers and Directors, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of other Apollo-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the other Apollo-advised funds, such other Apollo sponsored funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by those Apollo affiliates or the Adviser), have and may from time to time have overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the other Apollo-advised funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Apollo-advised funds.

The Adviser and/or its affiliates and portfolio managers may determine that an investment is appropriate both for the Fund and for one or more other Apollo-advised funds. In such event, depending on the availability of such investment and other appropriate factors, the Adviser may determine that the Fund should invest on a side-by-side basis with one or more other Apollo-advised funds. The Fund may make all such investments subject to compliance with applicable laws and regulations and interpretations thereof by the SEC and its staff. In certain circumstances, negotiated co-investments may be made only if the Fund has received an exemptive order from the SEC permitting such investment. There can be no assurance that any such exemptive order will be sought or obtained.

In the event investment opportunities are allocated among the Fund and the other Apollo-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although Apollo endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that the other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. From time to time, the Fund and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) the other Apollo-advised funds.

The results of the Fund’s investment activities may differ significantly from the results achieved by the other Apollo-advised funds. It is possible that one or more Apollo-advised funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue

Derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

Subject to applicable law, one or more affiliates of the Adviser may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an affiliate will be in its view commercially reasonable, although each affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the affiliate and such sales personnel. Subject to applicable law, affiliates of the Adviser (and their personnel) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an affiliate of any such fees or other amounts. When an affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund.

The Adviser may select brokers (including, without limitation, affiliates of the Adviser) that furnish the Adviser directly or through correspondent relationships, with research or other appropriate services that provide, in the Adviser’s view, appropriate assistance to the Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other client accounts, including in connection with client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other client accounts. The Adviser may receive research that is bundled with the trade execution, clearing and/or settlement services provided by a particular broker-dealer. To the extent that the Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Adviser.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.

The Adviser is paid a fee based on a percentage of the Fund’s Managed Assets. The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Fund and, accordingly, the fees received by the Adviser. Certain other Apollo-advised funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.

There are no information barriers among the Adviser and certain of its affiliates. If the Adviser or its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Fund may be prevented from investing, or liquidating an investment, in such company. This risk may affect the Fund more than it does other investment vehicles, as the Adviser generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. The Adviser’s decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, the Adviser could in the future decide to establish information barriers, particularly as its business expands and diversifies.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

The Fund has entered into a royalty-free license agreement with AGM, pursuant to which AGM has agreed to grant the Fund a non-exclusive license to use the name “Apollo.” Under the license agreement, the Fund has the right to use the “Apollo” name for so long as the Adviser or one of its affiliates remains the Fund’s investment adviser. In addition, the Fund may pay fees to, or reimburse expenses of, the Adviser or its affiliates for certain management or administration services and disbursements, including the Fund’s allocable portion of the cost of its chief financial officer, chief compliance officer and chief legal officer and their respective staffs, which can create conflicts of interest.

CODE OF ETHICS

The Fund’s Board of Directors has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and the Adviser has adopted a code of ethics in accordance with Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act of 1940. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting guidelines. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policy is attached as Appendix B.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge by calling (888) 301-3838, or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

Outstanding Securities. The following table sets forth information with respect to the outstanding securities of the Fund as of January 16, 2013.

Title of Class	Amount of Shares Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding
Common Stock	1,000,000,000 Shares	0 Shares	5,236 Shares

The Fund’s Board of Directors may, without any action by the Fund’s shareholders, approve amendments to the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Fund is authorized to issue. Additionally, the Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, from time to time, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the common shareholders’ best interest.

Common Stock

General. All shares of common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All shares of common stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. Common shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions. Distributions may be paid to the Fund’s common shareholders if, as and when authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available therefor.

If any shares of preferred stock are outstanding, common shareholders generally will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred stock, (2) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption of such preferred stock, (3) immediately after such a distribution, the Fund has an asset coverage of at least 200%, (4) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable rating agency, in each case, after giving effect to such a distribution, and (5) there is no event of default existing under the terms of any of the Fund’s borrowings, in each case, after giving effect to such distributions. See “Leverage.”

So long as senior securities representing indebtedness of the Fund are outstanding, common shareholders generally will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, the Fund has an asset coverage of at least 300% and (3) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable rating agency, in each case, after giving effect to such a distribution. See “Leverage.”

Liquidation Rights. The Fund’s common shareholders are entitled to share ratably in the assets legally available for distribution to the Fund’s shareholders in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund’s stock, including any preferred stock.

Voting Rights. Each outstanding share of common stock generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund’s shareholders, including the election of Directors. The presence of common shareholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund’s shareholders constitutes a quorum at the meeting, except with respect to any matter that, under applicable law or the Fund’s charter requires a separate vote of one or more classes of the Fund’s stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

The Fund’s charter provides that, except as may otherwise be provided in the Fund’s Bylaws, Directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of Directors. Consequently, at each annual meeting of the Fund’s shareholders, the holders of a majority of the outstanding shares of stock entitled to vote in the election of such Directors will be able to elect all of the successors of the class of Directors whose terms expire at that meeting. If any shares of preferred stock are outstanding, holders of any outstanding preferred stock will have the exclusive right to elect two of the Fund’s Directors at all times. Pursuant to the Fund’s charter and Bylaws, the Board of Directors may amend the Bylaws from time to time to alter the vote required to elect a Director.

Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each fiscal year. If for any reason the common stock is not listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of the Fund’s shareholders) or such rule otherwise ceases to apply to the Fund, the Fund may amend its Bylaws so that the Fund is not otherwise required to hold annual meetings of shareholders.

Issuance of Additional Shares. The provisions of the Investment Company Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the net asset value of the company’s common stock (calculated within 48 hours of pricing), unless the sale is made with the consent of a majority of the Fund’s common shareholders. Any sale of common stock by the Fund will be subject to the requirements of the Investment Company Act.

Preferred Stock

The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into shares of other classes or series of stock, including preferred stock, without the approval of the common shareholders. Common shareholders have no preemptive right to purchase any shares of preferred stock that the Fund may issue. The Fund may elect to issue preferred stock as part of a leveraging strategy.

Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund’s charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, the Board of Directors could authorize the Fund to issue shares of preferred stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common shareholders or otherwise be in their best interest. Any issuance of preferred stock, however, must comply with the requirements of the Investment Company Act.

The Investment Company Act, among other things, requires that the holders of outstanding shares of preferred stock, voting separately as a class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by common and preferred shareholders, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, preferred shareholders will have the right to elect a majority of the Directors at any time that two years’ dividends on any outstanding shares of preferred stock are unpaid.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws

The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors. The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2014, 2015 and 2016, respectively. Upon expiration of their current terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of Directors will be elected by the shareholders. A classified board may render a change in control of the Fund or the removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund’s management and policies.

Election of Directors. The Fund’s charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of Directors will be required to elect a Director. As noted above, pursuant to the Fund’s charter, the Board of Directors may amend the Bylaws from time to time to alter the vote required to elect a Director.

Number of Directors; Vacancies; Removal. The Fund’s charter provides that the number of Directors will be set only by the Board of Directors in accordance with the Fund’s Bylaws. The Fund’s Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of Directors. However, unless the Fund’s Bylaws are amended, the number of Directors cannot be less than the minimum number required by the Maryland General Corporation Law or more than 15.

The Fund’s charter provides that, at such time as the Fund has at least three independent directors and its common stock is registered under the Exchange Act, which the Fund expects will be the case prior to the closing of this offering, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. For that reason, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

The Fund’s charter provides that a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Shareholders. Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund’s charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals. The Fund’s Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund’s shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a shareholder of the Fund who was a shareholder of record both at the time the shareholder provides the notice required by the Fund’s Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws. With respect to special meetings of the Fund’s shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of shareholders may be made only (i) by or at the direction of the Board of Directors or (ii) if the special meeting has been called in accordance with the Fund’s Bylaws for the purpose of electing directors, by any shareholder of the Fund who is a shareholder of record both at the time the shareholder provides the notice required by the Fund’s Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws.

Calling of Special Meetings of Shareholders. The Fund’s Bylaws provide that special meetings of the Fund’s shareholders may be called by the Board of Directors and certain of the Fund’s officers. The Fund’s Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund’s secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter, except that the Fund’s charter provides that the following matters require the approval of shareholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter:

•

amendments to the provisions of the Fund’s charter relating to the classification of the Board of Directors, the power of the Board of Directors to fix the number of directors and to fill vacancies on the Board and the vote required to elect or remove a Director;

•

charter amendments that would convert the Fund from a closed-end company to an open-end company or make the Fund’s common stock a redeemable security (within the meaning of the Investment Company Act);

•	the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund;

•	amendments to the provisions of the Fund’s charter relating to the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions;

•

any merger, consolidation, statutory share exchange or sale or exchange of all or substantially all of the Fund’s assets that the Maryland General Corporation Law requires be approved by the Fund’s shareholders; or

•

any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person, group or member of such a group (collectively “Transacting Persons”), on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund’s continuing directors (in addition to approval by the Board of Directors), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require shareholder approval under the Maryland General Corporation Law would not require further shareholder approval unless another provision of the Fund’s charter requires such approval. The “continuing directors” are defined in the Fund’s charter as its current Directors and Directors whose nomination for election by the Fund’s shareholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing directors then serving on the Board of Directors.

The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws and to make new Bylaws.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Unlike open-end funds (which are generally referred to as mutual funds) closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. As a result, if shareholders wish to sell common shares of a closed-end fund they must trade them on the market as they would with respect to any other stock at the prevailing market price at that time. If the shareholder wishes to sell shares of a mutual fund, the mutual fund will redeem or buy back the shares at “net asset value.”

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board of Directors might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per common share.

REPURCHASE OF COMMON SHARES

Because the Fund is a closed-end management investment company, its shareholders will not have the right to cause the Fund to redeem their common shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act that the Fund may purchase at market prices from time to time its common shares in the open market but is under no obligation to do so.

Notwithstanding the foregoing, at any time if the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (i) all accrued preferred shares dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the Fund has an asset coverage of at least 200% after deducting the amount of such purchase, redemption or acquisition, as applicable. Similarly, if the Fund has outstanding indebtedness, the Fund may not purchase, redeem or acquire its capital stock unless the Fund has an asset coverage of at least 300% after deducting the amount of such purchase, redemption or acquisition, as applicable. See “Leverage.” Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of common shares or to make a tender offer for those shares. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing approved by the Fund’s Board of Directors would have to comply with the NYSE listing requirements and the Exchange Act, the Investment Company Act, and the rules and regulations thereunder.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price that approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s common shares, shareholders should be aware that the acquisition of common shares by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding and any amounts borrowed.

TAX MATTERS

The discussion below provides general tax information related to an investment in common shares of the Fund. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the common shares as capital assets (generally, property held for investment). A U.S. shareholder is, for U.S. federal income tax purposes, an individual who is a citizen or resident of the United States, a U.S. corporation, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source.

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “Qualified Publicly Traded Partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market) that derive less than 90% of their gross income from the items described in (a) above and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. Government securities or securities of other regulated investment companies) of (i) any one issuer, (ii) any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (iii) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the undistributed amounts of such income to the extent that actual distributions are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid federal income tax. To avoid the imposition of this excise tax, the Fund intends to make distributions of its ordinary taxable income and its capital gain net income, to the extent possible, by the close of each calendar year. The Fund may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts or circumstances.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Distributions to shareholders by the Fund of ordinary income (including “original issue discount” and “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of “qualified dividend income,” be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned common shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder’s remaining basis in his or her shares of common shares of the Fund. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the common shares. A non-corporate shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares of the Fund. Shareholders receiving distributions in the form of additional common shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional common shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed common shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the calendar year in which the distributions were actually made except for the special January payment mentioned above. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward net short-term and net long-term capital losses for any year to offset future capital gains. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. The Fund may not carry forward any losses other than net short-term and net long-term capital losses.

In general, the sale or other disposition of common shares will result in capital gain or loss to shareholders. A holder’s gain or loss generally will be a long-term gain or loss if the common shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. Short-term capital gains and other ordinary income will be taxed at a maximum rate of 39.6% for non-corporate taxpayers. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a holder on the sale or exchange of common shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such common shares. In addition, no loss will be allowed on the sale or other disposition of common shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such common shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Ordinary income distributed by the Fund will be taxable at a maximum federal income tax rate of 39.6%. Long-term capital gains will be taxed at a rate of 15% for individuals with incomes up to $400,000 ($450,000 for married filing jointly), 20% for those above such incomes, and 0% for those below certain income levels. In addition, a 3.8% Medicare contribution tax will be imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts, for taxable years beginning after December 31, 2012.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will endeavor to monitor its transactions and will endeavor to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Dividends of net investment income and distributions of short-term capital gain paid to a shareholder who is not a U.S. person for U.S. federal income tax purposes, including nonresident alien individuals, non-U.S. trusts and estates, and certain other non-U.S. entities, will be subject to a 30% U.S. withholding tax (with a lower rate potentially available if a tax treaty applies), assuming that the shares are not held with respect to a U.S. trade or business.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

For taxable years beginning before January 1, 2014, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold common shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated as of the date of this prospectus, the Underwriters named below, for whom Morgan Stanley & Co. LLC and Citigroup Global Markets Inc. are acting as representatives (collectively, the “Representatives”) have severally agreed to purchase, and the Fund has agreed to sell to them, severally, the number of common shares indicated below.

Underwriters	Number of Common Shares
Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Oppenheimer & Co. Inc.
Stifel, Nicolaus & Company, Incorporated
Chardan Capital Markets, LLC
Henley & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC
J.P. Turner & Company, LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Pershing LLC
Wunderlich Securities, Inc.

Total

The Underwriters are offering the common shares subject to their acceptance of the common shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the common shares offered by this prospectus if any such common shares are taken. However, the Underwriters are not required to take or pay for the common shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the common shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $0.60 per common share under the initial offering price. The underwriting discounts and commissions (sales load) of $0.90 per common share are equal to 4.5% of the initial offering price. Investors must pay for any common shares purchased on or before                     , 2013.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of              common shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering overallotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional common shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of common shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ overallotment option is exercised in full, the total price to the public would be $            , the total Underwriters’ discounts and commissions (sales load) would be $            , the estimated offering expenses borne by the Fund would be $             and the total proceeds to the Fund would be $            .

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without Overallotment	With Overallotment	Without Overallotment	With Overallotment
Public offering price	$20.00	$20.00	$	$
Sales load	$0.90	$0.90	$	$
Estimated offering expenses	$0.04	$0.04	$	$
Proceeds, after expenses, to the Fund	$19.06	$19.06	$	$

The fees described below under “—Additional Compensation to Be Paid by the Adviser” are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than sales load) will not exceed $0.04 per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $             in total, $             of which will be borne by the Fund (or $             if the Underwriters exercise their overallotment option in full). If the Fund issues preferred shares and/or notes, the Fund’s common shareholders will also bear the expenses of such an offering.

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by them.

In order to meet requirements for listing the common shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 common shares ($2,000).

It is anticipated that the Fund’s common shares will be approved for listing on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “AIF” and will be required to meet the NYSE’s listing requirements.

The Fund and all Directors and officers and holders of the Fund’s outstanding common shares have agreed that, without the prior written consent of, on behalf of the Underwriters, the Fund and themselves will not, during the period ending 180 days after the date of this prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares, or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares,

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund occurs or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. These lock-up agreements will not apply to the common shares to be sold pursuant to the underwriting agreement for this offering or any common shares issued pursuant to the Fund’s dividend reinvestment plan or any preferred share issuance, if any.

In order to facilitate the offering of the common shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. Specifically, the Underwriters may sell more common shares than they are obligated to purchase under the underwriting agreement, creating a short position in the common shares for their own account. A short sale is covered if the short position is no greater than the number of common shares available for purchase by the Underwriters under the overallotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the overallotment option or purchasing common shares in the open market. In determining the source of common shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the common shares compared to the price available under the overallotment option. The Underwriters may also sell common shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the common shares in the offering, if the syndicate repurchases previously distributed common shares in transactions to cover syndicate short positions or to stabilize the price of the common shares. Any of these activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. As an entity with a limited operating history, the Adviser may have limited ability to meet any obligations under the joint and several agreement of the Adviser and the Fund to indemnify the Underwriters.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain Fund officers and Fund affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

Prior to the public offering of common shares, the Adviser purchased common shares from the Fund in an amount satisfying the initial capital requirements of Section 14(a) of the Investment Company Act. As of the date of this Prospectus, the Adviser owned 100% of the outstanding common shares.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

Additional Compensation to Be Paid by the Adviser

The Adviser (and not the Fund) has agreed to pay certain Underwriters compensation in addition to the sales load compensation that the Underwriters will receive from the Fund. The Adviser (and not the Fund) has agreed to pay Morgan Stanley & Co. LLC from its own assets, upfront structuring and syndication fees in the amount of $             for advice relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) diversification, proportion and concentration approaches for the Fund’s investments in light of current market conditions, (ii) marketing issues with respect to the Fund’s investment policies and proposed investments, (iii) the proportion of the Fund’s assets to invest in the Fund’s strategies, (iv) the overall marketing and positioning thesis for the offering of the common shares, (v) securing participants in the Fund’s initial public offering, (vi) preparation of marketing and diligence materials for the Underwriters, (vii) conveying information and market updates to the Underwriters, and (viii) coordinating syndicate orders in this offering. If the over-allotment option is not exercised, the upfront structuring and syndication fees paid to Morgan Stanley & Co. LLC will not exceed     % of the total public offering price of the common shares. These services provided by Morgan Stanley & Co. LLC to the Adviser are unrelated to the Adviser’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The Adviser (and not the Fund) may also pay certain qualifying Underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with this offering. The total amounts of these payments paid to any qualifying Underwriter, including those named above, will not exceed 1.5% of the total price of the common shares sold by that Underwriter in this offering.

The Adviser (and not the Fund) has agreed to pay Citigroup Global Markets Inc. from its own assets, an upfront structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the common shares in the amount of $            . If the over-allotment option is not exercised, the upfront structuring fee paid to Citigroup Global Markets Inc. will not exceed      % of the total public offering price of the common shares. These services provided by Citigroup Global Markets Inc. to the Adviser are unrelated to the Adviser’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The amount of these structuring and syndication fees are calculated based on the total respective sales of common shares by these Underwriters, including those common shares included in the Underwriters’ over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

The Adviser (and not the Fund) has entered into a marketing agreement with TSC and TSC Distributors and has agreed to pay from its own assets a fee for the marketing, distribution and shareholder servicing of the Fund in an amount of $            . The Adviser (and not the Fund) has also agreed to reimburse certain expenses incurred by TSC and TSC Distributors in connection with the marketing agreement. The reimbursement of expenses by the Adviser to TSC and TSC Distributors will not exceed $            . Additionally, the Adviser (and not the Fund) will pay TSC and TSC Distributors an ongoing servicing fee that will not exceed     % of the total public offering price of the common shares. The total fees paid by the Adviser to TSC and TSC Distributors as well as the reimbursement of expenses will not exceed     % of the total public offering price of the common shares.

The Fund has agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the shares of common stock, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the shares of common stock. Such expenses will not exceed $20,000 in the aggregate.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load that the Fund will pay of $0.90 per share is equal to 4.5% of the public offering price of the common shares. The sum total of all compensation to the Underwriters and TSC and TSC Distributors in connection with this public offering of common shares, including sales load, expense reimbursement and all forms of syndication structuring fee payments to the Underwriters and other expenses will be limited to not more than 9.0% of the total public offering price of the common shares.

ADMINISTRATIVE, CUSTODIAN AND TRANSFER AGENT SERVICES

BNY Mellon Investment Servicing (US) Inc., located at 301 Bellevue Parkway, Wilmington, DE 19809, serves as administrator to the Fund. Under the Administration and Accounting Services Agreement, BNY Mellon Investment Servicing (US) Inc., provides certain administrative services necessary for the operation of the Fund, including maintaining certain Fund books and records, providing accounting services and preparing regulatory filings. BNY Mellon Investment Servicing (US) Inc., will receive an estimated monthly fee of approximately $20,000 for the provision of administrative services; however, this fee could vary depending on, among other things, the total amount of assets of the Fund, the amount and type of leverage used by the Fund and the types of transactions in which the Fund engages.

The Bank of New York Mellon, located at One Wall Street, New York, NY 10286, serves as the Fund’s custodian pursuant to a Custody Agreement. BNY Mellon Investment Servicing (US) Inc., located at 301 Bellevue Parkway, Wilmington, DE 19809, will serve as the Fund’s transfer agent and dividend paying agent with respect to the common shares.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, New York, and for the Underwriters by Clifford Chance US LLP. Willkie Farr & Gallagher LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. For tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Deloitte & Touche LLP as its independent registered public accounting firm. Deloitte & Touche LLP’s principal business address is located at Two World Financial Center, New York, NY 10281.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Apollo Tactical Income Fund Inc.

We have audited the accompanying statement of net assets of Apollo Tactical Income Fund Inc. (the “Fund”) as of January 16, 2013. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statement provides a reasonable basis for our opinion.

In our opinion, such statement of net assets presents fairly, in all material respects, the financial position of Apollo Tactical Income Fund Inc. as of January 16, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York

January 16, 2013

Apollo Tactical Income Fund Inc.

Statement of Net Assets

As of January 16, 2013

January 16, 2013

ASSETS:
Cash	$100,008
Deferred offering costs	251,877

TOTAL ASSETS	$351,885

LIABILITIES:
Accrued offering costs	$251,877

TOTAL LIABILITIES	251,877

NET ASSETS	$100,008

NET ASSETS CONSIST OF:
Common Stock (5,236 issued and outstanding, $0.001 par value, 1,000,000,000 shares authorized)	$5
Paid in capital	100,003

NET ASSETS	$100,008

Net asset value per share	$19.10

See Notes to the Statement of Net Assets

Notes to the Statement of Net Assets

As of January 16, 2013

1.    ORGANIZATION

Apollo Tactical Income Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund was organized on July 25, 2011, and has no operating history. Apollo Credit Management, LLC (the “Adviser”) serves as the Fund’s investment adviser and is an affiliate of Apollo Global Management LLC (“AGM”). The Fund’s primary investment objective is to seek current income with a secondary objective of preservation of capital. The Fund will seek to achieve its investment objectives primarily by investing in a portfolio of senior loans, corporate bonds and other credit instruments of varying maturities.

The Fund has no operations to date other than matters relating to its organization and the sale and issuance of 5,236 shares of common stock in the Fund to the Adviser at a net asset value of $19.10 per share. Shares to be issued by the Fund are subject to a sales load of 4.50% paid to the underwriters. The Fund has the authority to issue 1,000,000,000 shares of common stock, $.001 par value per share.

2.    SIGNIFICANT ACCOUNTING POLICIES

Estimates—The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Income Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

Organizational Expenses—The Adviser has agreed to pay all of the Fund’s organizational expenses. As a result, organizational expenses of the Fund are not reflected in the Fund’s financial statements.

Offering Costs—Offering costs are paid directly by the Fund. The Adviser or an affiliate of the Adviser has agreed to pay the amount, if any, by which the Fund’s offering costs (other than the sales load) exceed $0.04 per share (0.20% of the offering price). Offering costs incurred through January 16, 2013 have been reported on the Statement of Net Assets as deferred offering costs. These offering costs, as well as offering costs incurred subsequent to January 16, 2013, will be charged to paid-in-capital upon sale of the shares to the public or reimbursed by the Adviser.

3.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to an investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”). For its services, the Fund will pay the Adviser monthly at the annual rate of 1.00% of the average daily value of the Fund’s managed assets, which includes assets purchased through leverage.

The Fund and the Adviser have also entered into an Administrative Services and Expense Reimbursement Agreement pursuant to which the Adviser will provide certain administrative services, personnel and facilities to the Fund and perform operational services necessary for the operation of the Fund not otherwise provided by other Fund services providers. The Fund will reimburse the Adviser at cost, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operations of the Fund.

4.    CONCENTRATION OF CREDIT RISK

Cash at January 16, 2013 is on deposit at the Bank of New York Mellon Corporation, the Fund’s custodian.

APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS†

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

•	issue credit ratings are based, in varying degrees, on the following considerations:

•	likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

†	The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“AA”	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”	Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”	An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D”	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-)	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.”	This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1”	A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”	A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1”	A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2”	A short-term obligation rated “B-2” is regarded as having significant speculative characteristics and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3”	A short-term obligation rated “B-3” is regarded as having significant speculative characteristics and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C”	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”	A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

“i”	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“L”	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

“P”	This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“pi”	Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

“pr”	The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

“preliminary”	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by S&P of appropriate documentation. Changes in the information provided to S&P could result in the assignment of a different rating. In addition, S&P reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P policies. The final rating may differ from the preliminary rating.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon reorganization or emergence from bankruptcy, based on late-stage reorganization plans, documentation and discussions with the obligor. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s). The final rating may differ from the preliminary rating as a result of changes in the reorganization plan or other developments. S&P reserves the right not to issue a final rating.

“t”	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited	Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

“*”	This symbol indicated continuance of the ratings was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

“C”	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

“q”	A “q” subscript indicated that the rating was based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

“r”	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that were not covered in the credit rating. The absence of an “r” modifier should not have been taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG TERM OBLIGATION RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

“Aaa”	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa”	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

“Ba”	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

“B”	Obligations rated B are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category, the modifier “2” indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

Moody’s assigns long-term ratings to individual debt securities issued from medium term note (“MTN”) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments; or

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned a NR (not rated) symbol.

Short Term Rating Definitions:

Moody’s short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols “AAA”—“D” and “F1”—“D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

“AAA”	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

“BB”	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

“RD”	Restricted default. “RD”’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.

“D”	Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category or to Long-Term IDR categories below “B.”

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	the ratings do not predict a specific percentage of default likelihood over any given time period;

•	the ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change;

•	the ratings do not opine on the liquidity of the issuer’s securities or stock;

•	the ratings do not opine on the possible loss severity on an obligation should an issuer default;

•	the ratings do not opine on the suitability of an issuer as a counterparty to trade credit; and

•	the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section “Understanding Credit Ratings—Limitations and Usage” for further information on the limitations of the agency’s ratings.

Short-Term Ratings—Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	the ratings do not predict a specific percentage of default likelihood over any given time period;

•	the ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change;

•	the ratings do not opine on the liquidity of the issuer’s securities or stock;

•	the ratings do not opine on the possible loss severity on an obligation should an obligation default; and

•	the ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section “Understanding Credit Ratings—Limitations and Usage” for further information on the limitations of the agency’s ratings.

NATIONAL RATINGS

National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below “AAA,” and where there is demand for such ratings, Fitch will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, an “AAA” Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as “AAA(arg)” for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance Fitch’s National Short Term Ratings of “F1+(xxx),” “F1(xxx),” “F2(xxx)” and “F3(xxx)” may be substituted by the regulatory scales, e.g. “A1+,” “A1,” “A2” and “A3.” The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s website to determine if any additional or alternative category definitions apply.

National Long-Term Credit Ratings

“AAA(xxx)”	“AAA” National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

“AA(xxx)”	“AA” National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

“A(xxx)”	“A” National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

“BBB(xxx)”	“BBB” National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

“BB(xxx)”	“BB” National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

“B(xxx)”	“B” National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, this rating may indicate distressed or defaulted obligations with potential for extremely high recoveries.

“CCC(xxx)”	“CCC” National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

“CC(xxx)”	“CC” National Ratings denote that default of some kind appears probable.

“C(xxx)”	“C” National Ratings denote that default is imminent.

“D(xxx)”	“D” National Ratings denote an issuer or instrument that is currently in default.

National Short-Term Credit Ratings

“F1(xxx)”	Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

“F2(xxx)”	Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

“F3(xxx)”	Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

“B(xxx)”	Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

“C(xxx)”	Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D(xxx)”	Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the AAA(xxx) Long-Term National Rating category, to categories below “CCC(xxx),” or to Short-Term National Ratings other than “F1(xxx).”

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

The Adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the Adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the Adviser’s clients. In reviewing proxy issues, the Adviser generally uses the following guidelines:

Elections of Directors: In general, the Adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the Adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The Adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. The Adviser may vote differently in respect of those issues proposed for an investment company, for which certain of these matters (particularly (1) and (2)) apply differently than for an operating company. Finally, the Adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the Adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The Adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the Adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the Adviser will cast client votes in accordance with management on such proposals. However, the Adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The Adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The Adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the Adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The Adviser recognizes the importance of good corporate governance. Accordingly, the Adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The Adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The Adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The Adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The Adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The Adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

B-1

             Shares

Apollo Tactical Income Fund Inc.

Common Stock

$20.00 per Share

PROSPECTUS

                    , 2013

Morgan Stanley

Citigroup

Deutsche Bank Securities

Oppenheimer & Co.

Stifel Nicolaus Weisel

Chardan Capital Markets, LLC

Henley & Company LLC

J.J.B. Hilliard, W.L. Lyons, LLC

J.P. Turner & Company, LLC

Ladenburg Thalmann & Co. Inc.

Maxim Group LLC

Pershing LLC

Wunderlich Securities

Through and including                     , 2013 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1) Financial Statements

Statement of net assets, dated as of January 16, 2013.
(2) Exhibits

(a)(1)	Articles of Incorporation.(1)

(a)(2)	Articles of Amendment.(3)

(a)(3)	Articles of Amendment and Restatement.(4)

(b)	Amended and Restated Bylaws.(4)

(c)	Not Applicable.

(d)	Portions of the Articles of Incorporation and By-laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.*

(e)	Form of Dividend Reinvestment Plan.(2)

(f)	Not Applicable.

(g)	Form of Investment Advisory and Management Agreement between the Registrant and Apollo Credit Management, LLC (the “Adviser”).(2)

(h)(1)	Form of Underwriting Agreement.(2)

(h)(2)	Form of Master Agreement Among Underwriters.(2)

(h)(3)	Form of Master Selected Dealers Agreement.(2)

(i)	Not Applicable.

(j)(1)	Form of Custody Agreement.(2)

(j)(2)	Form of Foreign Custody Manager Agreement.(2)

(k)(1)	Form of Service Agreement for Transfer Agency Services.(2)

(k)(2)	Form of Administration and Accounting Services Agreement between Registrant and BNY Mellon Investment Servcing (US) Inc.(2)

(k)(3)	Form of Administrative Services and Reimbursement Agreement between the Registrant and the Adviser.(2)

(k)(4)	Form of License Agreement between the Registrant and Apollo Global Management LLC.(2)

(l)	Opinion and Consent of Venable LLP, Maryland Counsel for the Registrant.(2)

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm.(4)

(o)	Not Applicable.

(p)	Certificate of Initial Stockholder.(2)

(q)	Not Applicable.

(r)(1)	Code of Ethics of Registrant.(2)

(r)(2)	Code of Ethics of Adviser.(2)

(s)	Power of Attorney.(1)

(1)	Incorporated by reference to the identically numbered exhibit of the Registration Statement of the Registrant on Form N-2 (File Nos. 333-175832 and 811-22591) filed on July 27, 2011.
(2)	To be filed by amendment.
(3)	Incorporated by reference to the identically numbered exhibit of the Registration Statement of the Registrant on Form N-2 (File Nos. 333-175832 and 811-22591) filed on November 21, 2012.
(4)	Filed herewith.
*	Reference is made to Article VII of the Registrant’s Articles of Incorporation, filed as Exhibit 2(a) to this Registration Statement; and to Article XI of the Registrant’s Bylaws, filed as Exhibit 2(b) to this Registration Statement.

Item 26.	Marketing Arrangements

Reference is made to the form of the underwriting agreement included as Exhibit (h)(1) hereto.

Item 27.	Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$	*
Exchange listing fees		*
Financial Industry Regulatory Authority Inc. fees		*
Printing expenses		*
Promotion		*
Accounting fees and expenses		*
Legal fees and expenses		*
Underwriters expense reimbursement		*
Miscellaneous		*

Total		*

*	To be furnished by amendment.

Item 28.	Persons Controlled by or Under Common Control with Registrant

Immediately prior to this offering, Apollo Credit Management, LLC will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, Apollo Credit Management, LLC’s share ownership is expected to represent less than 1% of the common stock outstanding.

Item 29.	Number of Holders of Securities

The following table shows the number of holders of securities of the Registrant as of January 16, 2013

Title of Class:	Common Stock ($.001 par value per share)
Number of Record Holders:	1

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include a provision in its charter eliminating the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Registrant’s charter contains a provision that eliminates its directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act of 1940 (the “1940 Act” or “Investment Company Act”).

The Registrant’s charter authorizes it to obligate itself, and its Bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification. The Registrant’s charter and bylaws also permit it to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or any predecessor of the Registrant.

In accordance with the Investment Company Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or on behalf of the corporation or in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or on behalf of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Underwriting Agreement Indemnification. Please refer to Section 8 of the Underwriting Agreement among the Fund, Apollo Credit Management, LLC, and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and each of the other Underwriters named in Schedule I thereto. In Section 8 of the Underwriting Agreement, each of the Fund and the Adviser agrees to indemnify each Underwriter, each person who controls the Underwriter, each selling agent of any Underwriter and each director, officer or affiliate of any Underwriter against certain liabilities arising in connection with the Fund’s Registration Statement. Section 8 also contains a reciprocal provision whereby the Underwrites agree to indemnify the Adviser the Fund and the Adviser against certain liabilities arising in connection with the Fund’s Registration Statement with reference to information provided by the Underwriters.

Advisory Agreement Indemnification. Please refer to Section 13 of the Investment Management and Advisory Agreement (“Advisory Agreement”) between the Fund and the Adviser. In Section 13 of the Advisory Agreement, the Fund agrees to indemnify the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any person or entity affiliated with the Adviser”), against certain liabilities arising in connection with Adviser’s performance as an investment adviser to the Fund.

Administrative Services and Reimbursement Agreement. Please refer to Section 3 of the Administrative Services and Reimbursement Agreement (the “Services Agreement”) between the Fund and the Adviser. In Section 3 of the Services Agreement, the Fund agrees to indemnify the Adviser, as administrator, (and its officers, managers, partners, agents, employees, controlling persons, members and any person or entity affiliated with the Adviser), against certain liabilities arising in connection with Adviser’s provision of services under the Services Agreement.

Indemnification Agreement Indemnification. Reference is made to an Indemnification Agreement between the Fund and each Director and Officer of the Fund. Under the Indemnification Agreement, the Fund agrees to indemnify each Director and Officer for certain liabilities arising in connection with their duties as Directors or Officers, as applicable, of the Fund.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Adviser

The description of the Adviser under the caption “Management of the Fund” in the prospectus, which forms part of this registration statement, is incorporated by reference herein. Information as to the directors and officers of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-72098) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. The Adviser’s principal business address is 9 West 57th Street, 43rd Floor, New York, NY 10019.

Item 32.	Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Apollo Tactical Income Fund Inc., 9 West 57th Street, 43rd Floor, New York, New York 10019;

(2)	the Transfer Agent, BNY Mellon Investment Servicing (US) Inc, 301 Bellevue Parkway, Wilmington, Delaware 19809;

(3)	the Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286; and

(4)	the Adviser, Apollo Credit Management, LLC, 9 West 57th Street, 43rd Floor, New York, New York 10019.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	The Registrant undertakes that:

(a)	For the purpose of determining any liability under the Securities Act), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 17th day of January, 2013.

APOLLO TACTICAL INCOME FUND INC.

By:	/S/ JOSEPH MORONEY
Name:	Joseph Moroney
Title:	President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOSEPH MORONEY (Joseph Moroney)	President (Principal Executive Officer)	January 17, 2013

/S/ JODI SARSFIELD (Jodi Sarsfield)	Treasurer and Chief Financial Officer (Principal Financial Officer)	January 17, 2013

/S/ BARRY COHEN* (Barry Cohen)	Director	January 17, 2013

/S/ GLENN N. MARCHAK* (Glenn N. Marchak)	Director	January 17, 2013

/S/ CARL J. RICKERTSEN* (Carl J. Rickertsen)	Director	January 17, 2013

/S/ TODD J. SLOTKIN* (Todd J. Slotkin)	Director	January 17, 2013

/S/ ELLIOT STEIN, JR.* (Elliot Stein, Jr.)	Director	January 17, 2013

*	This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/S/ JOSEPH D. GLATT (Joseph D. Glatt)	Attorney-in-Fact	January 17, 2013

SCHEDULE OF EXHIBITS

Exhibit No.	Description

Exhibit (a)(3)	Articles of Amendment and Restatement.

Exhibit (b)	Amended and Restated Bylaws.

Exhibit (n)	Consent of Independent Registered Public Accounting Firm.